SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRING IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [  ]


Check the appropriate box:

[ ]     Preliminary Proxy Statement                                             [ ]    Confidential, for Use of

[X]     Definitive Proxy Statement                                                     the Commission Only

[ ]     Definitive Additional Materials                                                (as permitted by
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12                  Rule 14a-6(e)(2))


                          RHEOMETRIC SCIENTIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



               Payment of Filing Fee (Check the appropriate box):


[ ]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5) Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        ------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        (3) Filing Party:

        ------------------------------------------------------------------------
        (4) Date Filed:

        ------------------------------------------------------------------------

                           RHEOMETRIC SCIENTIFIC, INC.
                               One Possumtown Road
                          Piscataway, New Jersey 08854

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 31, 2000

TO THE STOCKHOLDERS OF
RHEOMETRIC SCIENTIFIC, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Rheometric Scientific, Inc., a New Jersey corporation (the "Company"), will be held at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey 08854 on Wednesday, May 31, 2000, at 10:00 a.m., local time, for the following purposes:

         1.       To elect a Board of Directors;

         2. To consider and act with respect to certain matters contemplated by the Securities Purchase Agreement dated February 17, 2000 among the Company, Axess Corporation and Andlinger Capital XXVI LLC, namely:

                       (a) a proposal to change the Company's state of incorporation from New Jersey to Delaware by merging the Company into a newly formed, wholly-owned Delaware subsidiary;

                       (b) a proposal to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 49,000,000 shares; and

                       (c) a proposal to authorize a new class of preferred stock, $.01 par value (the "Preferred Stock") consisting of 1,000,000 shares of Preferred Stock, of which 1,000 shares of Preferred Stock would be designated Convertible Redeemable Preferred Stock and issued to Axess Corporation as contemplated pursuant to the Securities Purchase Agreement;

         3. To consider and act upon a proposal to approve the Company's 2000 Stock Option Plan;

         4. To ratify the appointment of independent accountants for the fiscal year ending December 31, 2000; and

         5. To consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed May 1, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of Common Stock, no par value, at the close of business on such date (the "Stockholders") shall be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of Stockholders is open to the examination of any Stockholder for any purpose germane to the meeting, during ordinary business hours, at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey 08854.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1999 is enclosed herewith.

                                      By Order of the Board of Directors,


                                      Robert M. Castello, Chairman of the Board


Dated: May 11, 2000


YOU ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED. IF THE PROXY IS MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                           RHEOMETRIC SCIENTIFIC, INC.
                               One Possumtown Road
                          Piscataway, New Jersey 08854

                               ------------------

                                 PROXY STATEMENT
                     for the Annual Meeting of Stockholders
                           to be held on May 31, 2000
                               ------------------



                                                                    May 11, 2000


TO THE STOCKHOLDERS:


         This Proxy Statement ("Proxy Statement") is being furnished to stockholders of Rheometric Scientific, Inc., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies in the accompanying form by the Board of Directors for use at the Annual Meeting of Stockholders (including any adjournments or postponements thereof, the "Annual Meeting") to be held at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey 08854 on Wednesday, May 31, 2000 at 10:00 a.m., local time. The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to the stockholders is May 11, 2000.

         All holders of record (the "Stockholders") of the Company's common stock, no par value (the "Common Stock"), at the close of business on May 1, 2000 (the "Record Date"), are entitled to vote at the meeting and their presence is desired. Each outstanding share of Common Stock as of the Record Date is entitled to one vote. At the close of business on May 1, 2000, 16,821,491 shares of Common Stock were outstanding.


         If a Stockholder cannot be present in person at the Annual Meeting, the Board of Directors of the Company requests such Stockholder to execute and return the enclosed proxy as soon as possible. The person who signs the proxy must be either (i) the registered Stockholder of such shares of Common Stock or
(ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity on behalf of such registered Stockholder. A Stockholder can, of course, revoke a proxy at any time before it is voted, if so desired, by filing with the Secretary of the Company an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any such filing should be sent to Rheometric Scientific, Inc., One Possumtown Road, Piscataway, New Jersey 08854; Attention: Secretary. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

         The Company is paying all costs of the solicitation of proxies, including the expenses of printing and mailing to its Stockholders this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the enclosed proxy and the Company's 1999 Annual Report. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

                          PURPOSE OF THE ANNUAL MEETING

         As previously reported, on March 6, 2000, pursuant to a Securities Purchase Agreement dated as of February 17, 2000, by and between the Company, Axess Corporation ("Axess") and Andlinger Capital XXVI LLC ("Andlinger Capital"), as amended (the "Securities Purchase Agreement") and certain related agreements, Andlinger Capital purchased (i) 10,606,000 shares of newly issued common stock of the Company (the "Investor Shares") and (ii) warrants to purchase (x) an additional 2,000,000 shares of common stock of the Company at an exercise price of $1.00 per share, exercisable at any time prior to March 6, 2007 (the "Investor A Warrants") and (y) an additional

4,000,000 shares of common stock of the Company at an exercise price of $3.00 per share, exercisable at any time prior to March 6, 2003 (the "Investor B Warrants," and collectively with the Investor A Warrants, the "Investor Warrants"). Upon consummation of this transaction (the "Investment Transaction"), under the rules for determining beneficial ownership issued by the Securities and Exchange Commission, Andlinger Capital acquired the power to vote an aggregate of 16,606,000 shares of the Company's common stock (of which 6,000,000 shares are attributable to the Investor Warrants) representing approximately 73.6% of the issued and outstanding common stock of the Company.

         In connection with the Investment Transaction, five members of the Company's Board of Directors (Messrs. Leonard Bogner, Walter M. Bromm, Alan R. Eschbach, Alexander F. Giacco and R. Michael Hendricks) resigned from their positions as directors of the Company. Under the terms of the Securities Purchase Agreement, the Company has agreed that the size of its Board of Directors would consist of seven directors, of which four shall be designees of Andlinger Capital, one shall be a designee of Axess, one shall be independent of Andlinger Capital and Axess and one shall be the Chief Executive Officer of the Company. Andlinger Capital's designees for the board of directors are Merrick G. Andlinger, Mark F. Callaghan, David R. Smith and Robert M. Castello (who also serves as Chief Executive Officer). Axess's nominee is Richard J. Giacco, and Robert K. Prud'homme serves as a director who is independent of Andlinger Capital and Axess.


         At the Annual Meeting, the Stockholders will consider and vote upon the election of six directors to hold office until the next annual meeting and until their respective successors shall have been elected and qualified, or, until resignation, removal or death as provided in the Bylaws of the Company. In addition to the election of directors, Stockholders will consider and vote upon the Company's 2000 Stock Option Plan and certain matters contemplated by the Securities Purchase Agreement, namely: (a) a proposal to change the Company's state of incorporation from New Jersey to Delaware by merging the Company into a newly formed, wholly-owned Delaware subsidiary; (b) a proposal to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 49,000,000 shares; and (c) a proposal to authorize a new class of preferred stock, $.01 par value (the "Preferred Stock") consisting of 1,000,000 shares of Preferred Stock, of which 1,000 shares of Preferred Stock would be designated Convertible Redeemable Preferred Stock and issued to Axess as contemplated pursuant to the Securities Purchase Agreement.


         Stockholders may also consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                             VOTE REQUIRED; PROXIES

         The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date is required for a quorum at the Annual Meeting. If a quorum is present, those nominated directors receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director. For all other matters submitted to Stockholders at the meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters.

         Shares of Common Stock which are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted (1) FOR the election of all of the nominees for director named in this Proxy Statement; (2) FOR a proposal to change the Company's state of incorporation from New Jersey to Delaware by merging the Company into a newly formed, wholly-owned Delaware subsidiary; (3) FOR a proposal to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 49,000,000 shares; (4) FOR a proposal to authorize a new class of preferred stock, $.01 par value, consisting of 1,000,000 shares of Preferred Stock, of which 1,000 shares of Preferred Stock would be designated Convertible Redeemable Preferred Stock and issued to Axess as contemplated pursuant to the Securities Purchase Agreement; (5) FOR approval of the Company's 2000 Option Plan and (6) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Annual Meeting.

         Shares held by brokers and other Stockholder nominees may be voted on certain matters but not others. This can occur, for example, when the broker or nominee does not have the discretionary authority to vote shares of Common Stock and is instructed by the beneficial owner thereof to vote on a particular matter but is not instructed on other matters. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the meeting, but with respect to the matters as to which they are "non-voted," they will have no effect upon the outcome of the vote thereon.

                     PROPOSAL No. 1 -- ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of six members, all of whom have been nominated for election at the meeting, and there is currently one vacancy. If elected, such directors will hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, or, until resignation, removal or death as provided in the Bylaws of the Company.

                                    Directors

         The following table sets forth certain information as of May 1, 2000, regarding the six nominees for director:


         Name                              Age                Position
         ----                              ---                --------

         Robert M. Castello                 59                Chairman of the Board and Chief Executive Officer
         Mark F. Callaghan                  48                Director
         David R. Smith                     70                Director
         Merrick G. Andlinger               41                Director
         Richard J. Giacco                  47                Director
         Robert K. Prud'homme               52                Director


         Robert M. Castello assumed the position referred to above on March 6, 2000. Mr. Castello has been a principal of Andlinger & Company, Inc. ("Andlinger & Company") since 1995. Mr. Castello has been the Chairman of X.O. Tec Corporation, a medical products company, since 1997. Mr. Castello was President and CEO of CBI Holding Co., a pharmaceutical wholesaler. Previously, Mr. Castello held Vice Presidential positions at McKesson Drug Co., Seatrain Lines, and W.R. Grace.

         Mark F. Callaghan has been a Director of the Company since March 6, 2000. Mr. Callaghan has been a principal of Andlinger & Company since 1999. Mr. Callaghan was an independent consultant in mergers and acquisitions from 1995 to 1999. Mr. Callaghan was a Vice President of Panorama Press from 1994 to 1995. Mr. Callaghan is a member of the Board of Directors of CyberAlert, Inc. and of CraftShop.com, Inc.

         David R. Smith has been a Director of the Company since March 6, 2000. Mr. Smith has been the Chairman of M-Tec, a manufacturer of specialized materials used in extreme temperature and harsh environments servicing the automotive and aerospace industries, as well as paper, chemical, refining and electrical power plant exhaust systems, since August 1995. Mr. Smith was a principal of Andlinger & Company from June 1, 1984 until October 1, 1998. From June 1, 1994 until October 1, 1998 Mr. Smith was the President of Andlinger & Company. Mr. Smith formerly served on the Board of Directors of United Stationers, Inc.

         Merrick G. Andlinger has been a Director of the Company since March 6, 2000. Mr. Andlinger has been a principal of Andlinger & Company since 1999. Mr. Andlinger was the President and CEO of Pure Energy Corporation, a motor fuel and chemical development company from 1996 until 1999. From 1994 until 1996, Mr. Andlinger was a Managing Director in the Global Energy and Power Group in the Corporate Finance department of Smith Barney Inc. and the Group's co-head from 1995 until 1996. Mr. Andlinger is a member of the Board of Directors of CyberAlert, Inc. and formerly was a member of the Board of Directors of Pure Energy Corporation.

         Richard J. Giacco has been a Director of the Company since 1992. Mr. Giacco was a Vice President of the Company from February 19, 1998 until March 6, 2000. Mr. Giacco has been the President of Axess since March 1999 and its General Counsel since its inception in 1991. Prior thereto, Mr. Giacco served as Associate General

Counsel for Safeguard Scientifics, Inc., a computer software and electronics company from 1985 until 1991. Mr. Giacco is the son of Alexander F. Giacco, the Chairman of the Board of the Company from August 31, 1997 until March 6, 2000 and the President and Chief Executive Officer of the Company from February 6, 1997 until March 6, 2000.

         Robert K. Prud'homme has been a Director of the Company since 1981. Mr. Prud'homme has been a professor of Chemical Engineering at Princeton University since 1978. Mr. Prud'homme is a consultant to Dow Chemical Company, Block Drug, Helene Curtis and Rhodia Incorporated.

Compensation of Directors

         Non-employee directors who are not affiliated with either Andlinger Capital or Axess of the Company are paid an annual retainer fee of $3,000, plus $1,000 per Board meeting attended in person and reimbursement of their travel expenses. No fees are paid for committee meetings or special telephonic meetings.


         On September 25, 1997, the Board of Directors approved an amendment to the Company's 1996 Stock Option Plan to include members of the Board of Directors who are not officers of the Company and who are not officers or directors of an affiliate of the Company, which was approved by the stockholders of the Company on November 5, 1998. On March 1, 1999, Mr. Giacco received a grant of an option to purchase 75,000 shares of Common Stock of the Company at an exercise price of $.29 per share. On May 1, 2000 Mr. Smith and Dr. Prud'homme each received grants of options to purchase 15,000 shares of Common Stock of the Company pursuant to the 1996 Stock Option Plan at an exercise price of $7.25 per share.


         Directors who are also officers or employees of the Company do not receive any additional compensation for services as a director.

         The Company has entered into Indemnification Agreements with each of its directors providing for indemnification by the Company for liabilities and expenses in connection with pending or threatened legal proceedings by reason of service to or on behalf of the Company. The indemnification agreements provide, among other things, for the procedures and remedies applicable to each director's indemnification rights. Board of Directors and Committee Meetings

         The Board of Directors has a Stock Option and Compensation Committee (the "Compensation Committee"), which is responsible for administering the 1996 Stock Option Plan. During the fiscal period ended December 31, 1999, and until their resignations in connection with the closing under the Investment Transaction, the members of the Compensation Committee were Messrs. Bogner, Hendricks, and Bromm. During the fiscal year ended December 31, 1999 the Compensation Committee held one meeting. On April 11, 2000, the Board of Directors appointed Messrs. Callaghan and Smith and Dr. Prud'homme members of the Compensation Committee.

         The Board of Directors has an Audit Committee which reviews the scope and procedures of the audit activities of the independent auditors and their reports on their audits. It also reviews reports from the Company's financial management and independent auditors on compliance with corporation policies and the adequacy of the Company's internal accounting controls. During the fiscal period ended December 31, 1999, the members of the Audit Committee were Messrs. Hendricks and Bogner, and Dr. Prud'homme and the Audit Committee held one meeting. On April 11, 2000, the Board of Directors appointed Messrs. Andlinger and Giacco and Dr. Prud'homme members of the Audit Committee.

         In 1999, the Board of Directors of the Company held seven meetings. No member of the Board of Directors attended in 1999 fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he has been a director and (2) the total number of meetings held by all committees on which he served.

         The Board of Directors recommends that Stockholders vote "FOR" each of the nominees listed above.

                               Executive Officers

         The following table sets forth certain information as of May 1, 2000 regarding the executive officers of the Company:


         Name                              Age       Position
         ----                              ---       --------

         Robert M. Castello                 59       Chairman of the Board and Chief Executive Officer

         Joseph Musanti                     42       Vice President of Finance & Materials, Chief Financial
                                                     Officer, Treasurer and Assistant Secretary

         Ronald F. Garritano                61       Vice President of Technology and Engineering

         Matthew Bilt                       57       Vice President of Human Resources and Administration

         Donald W. Becker                   42       Vice President of Sales and Marketing, Americas

         For a description of the business experience of Robert M. Castello, see "Directors."


         Joseph Musanti has been the Vice President of Finance & Materials and Chief Financial Officer of the Company since June 1, 1997 and the Treasurer and Assistant Secretary since July 17, 1997. Prior thereto, Mr. Musanti was the Director of Operations from November 1994 to June 1, 1997; UK Financial Manager from April 1994 to November 1994; and Manager, Materials, Cost, and Inventory from October 1992 to April 1994.

         Ronald F. Garritano has been the Company's Vice President of Technology since June 1992 and the Company's Vice President of Engineering since July 1977.

         Matthew Bilt has been the Company's Vice President of Human Resources and Administration since July 17, 1997. Prior thereto, Mr. Bilt was the Company's Vice President of Human Resources from November 10, 1994 until July 17, 1997; the Company's Vice President of Human Resources and Administration from May 3, 1994 until November 10, 1994; and the Company's Director of Human Resources from June 2, 1986 until May 3, 1994.

         Donald W. Becker has been the Company's Vice President of Sales and Marketing, Americas since April 1999. Prior thereto, Mr. Becker was the Company's Sales and Marketing Manager in 1998; the Company's Marketing Manager from 1997 until 1998; and the Company's Rheology Product Manager, Americas from 1989 until 1997.

         Officers of the Company serve at the discretion of the Board of Directors.

                       Compensation of Executive Officers

         The following table sets forth a summary of the compensation paid by the Company in the years ended December 31, 1999, 1998 and 1997, to the Chief Executive Officer of the Company, and to the Company's four most highly compensated executive officers who received over $100,000 in compensation during 1999 from the Company (collectively, the "Named Executive Officers").

                           Summary Compensation Table


                                                                                   Long Term
                                                                                 Compensation
                                               Annual Compensation                  Awards

                                                                                  Securities
Name and                                                       Other Annual       Underlying           All Other
Principal Position           Year      Salary      Bonus       Compensation         Options         Compensation(1)
------------------           ----      ------      -----       ------------         -------         ------------

Robert M. Castello (2)
Chairman of the Board and
Chief Executive Officer

Alexander F. Giacco(3)      1999     $      0    $     0     $          0      $          0       $             0
President, Chief            1998            0          0                0                 0                     0
Executive Officer and
Director

Ronald F. Garritano         1999      165,385          0                0                 0                 2,813
Vice President of           1998      162,860          0                0            50,000                 2,813
Technology and Engineering  1997      146,506          0                0                 0                 2,672

Matthew Bilt                1999      127,500          0                0                 0                 2,586
Vice President of Human     1998      128,049          0                0            15,000                 2,414
Resources and               1997      116,693          0                0                 0                 1,660
Administration

Joseph Musanti              1999       134,807         0                0            40,000                 2,250
Vice President of           1998       128,616         0                0                 0                 2,250
Finance, Chief Financial
Officer, Treasurer and
Assistant Secretary

Donald W. Becker            1999       123,351         0                0            15,000                   394
Vice President of Sales
and Marketing, Americas

------------------------------
(1)      Includes contributions under the Company's Savings and Investment Retirement Plan.
(2)      Mr. Castello became Chairman of the Board and Chief Executive Officer of the Company on March 6, 2000.
(3)      Mr. A. Giacco resigned from his positions as President, Chief Executive Officer and Director as of March
         6, 2000.  Mr. A. Giacco had succeeded Alan R. Eschbach as the President and Chief Executive Officer of
         the Company on February 6, 1998.  Mr. A. Giacco is the managing director of Axess, the Company's former parent.


Option Grants

         The number of shares of Common Stock available for purchase under the Company's 1996 Stock Option Plan, as amended (the "Stock Option Plan") is 500,000. Options for an aggregate of 414,400 shares have been granted under the Stock Option Plan. During the Company's 1999 fiscal year, 75,000 options were granted to employees under the Stock Option Plan. No options were granted to the Named Executive Officers during the 1999 fiscal year.

Option Exercises and Year-End Options Values


         The following table presents at December 31, 1999, the number of securities underlying unexercised options and the value of unexercised in-the-money options held by the Named Executive Officers. During the fiscal year ended December 31, 1999 no options were exercised.



                                  Number of Securities Underlying                   Value of Unexercised,
                                        Unexercised Options                          In-The-Money Options
Name                              Exercisable        Unexercisable            Exercisable           Unexercisable
----                              -----------        -------------            -----------           -------------

Ronald F. Garritano                    26,000              42,000                $1,375                    $4,125
Matthew Bilt                           10,800              13,600                   413                     1,238
Joseph Musanti                         14,875              31,625                 1,100                     3,300
Donald W. Becker                        4,125              11,375                   413                     1,238


Employment Agreements

         The Company amended and restated written employment agreements with Mr. Bilt in December 1998 and with Mr. Garritano in March 1998, and with Mr. Musanti in October 1999. In addition, the Company entered into a written employment agreement with Mr. Becker in May 1999. Under these agreements, base annual salary is $150,000 for Mr. Garritano, $115,000 for Mr. Bilt, $120,000 for Mr. Musanti, and $80,000 for Mr. Becker, all subject to discretionary increase by the Board of Directors. Messrs. Bilt, Musanti and Becker's employment agreements had or have an initial term of one year and can be continued from year to year thereafter at the option of the Company. Mr. Garritano's agreement, which was amended in March 1998, has an initial term of three years and can be continued from year to year thereafter.

         The employment agreements contain a provision that provides for the executives to be compensated should their employment be terminated upon a change of control. Messrs. Bilt, Musanti and Becker's agreements indicate that they would be entitled to receive one year's base pay, plus any bonus participation or other benefit that the executive may be entitled to for up to one year. Upon a termination resulting from a change of control, Mr. Garritano's employment agreement provides for the greater of the term of the agreement or one year's base pay, plus any bonus participation or other benefit to which he may be entitled in that period. If a change of control were to occur today and Mr. Garritano's employment was terminated, Mr. Garritano would be entitled to receive one year's base pay, plus any bonus participation or other benefit to which he may be entitled in that period.


         Subsequent to the Investment Transaction, each employment agreement was amended to revise the "change of control" provision. The agreements now provide for one year's base pay for terminations up to February 16, 2001 and ten month's base pay for termination between February 17, 2001 and February 17, 2002. Thereafter the agreements will expire. If terminations occur prior to February 17, 2001, the minimum obligation under such contracts in the aggregate is approximately $553,000. If terminations occur between February 17, 2002 and February 17, 2002, the minimum obligation under such contracts in the aggregate is approximately $461,000.


         Michael Starita, a former Vice President of Manufacturing of the Company and the father of Dr. Joseph M. Starita, a past Chairman of the Board, was party to a contract entered into in 1982, which entitled him to be paid $15,000 per year for a period of 10 years following his retirement. During fiscal year ended June 30, 1985, Mr. M. Starita received an advance payment of $45,115 with respect to such post-retirement payments. The amount so advanced will be deducted from the post-retirement payments to be made to him. Mr. M. Starita's post-retirement payments commenced during 1994.



             Compensation Committee Report on Executive Compensation

         During the fiscal period ended December 31, 1999, and until their resignations in connection with the closing under the Investment Transaction, the members of the Compensation Committee were Messrs. Bogner, Hendricks, and Bromm. The following is the report of the Compensation Committee for the fiscal year ended December 31, 1999, which appeared in the Company's information statement pursuant to Section 14(f) of the Securities Exchange Act, as amended, and which was mailed to stockholders on or about February 18, 2000.

         Decisions on compensation of the Company's executives generally are made by the three member Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation
Committee relating to the compensation of Company's executive officers are approved by the full Board of Directors.

         Executive Compensation Policies. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Target levels of the executive officer's overall compensation are intended to be consistent with others in the Company's industry.

         All the Named Executive Officers, other than Messrs. Davis, A. Giacco and R. Giacco, are employed pursuant to written employment agreements which establish their base annual salary. The terms of the agreements in the judgment of the Compensation Committee are standard and appropriate for these executives and accordingly were endorsed by the Compensation Committee and ratified by the remaining members of the Board.

         The Compensation Committee endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholder's interests in the enhancement of shareholder value. Thus, the Compensation Committee has utilized these elements in compensation packages for its executive officers by providing significant Incentive Stock Options.

         Named Executive Officers, other than Mr. A. Giacco, may be granted options to purchase common stock and are eligible to participate on the same terms as non-executive employees in the Company's Savings and Investment Retirement Plan (the "Savings Plan"), a broad-based plan which accords benefits based on pre-established formulas and eligibility criteria, as well as Company group life and health insurance plans. All decisions with respect to option grants will be made solely by the Compensation Committee, subject to approval by the full Board of Directors.

         President and CEO Compensation. As Chief Executive Officer of the Company from September 20, 1993 until August 31, 1997, Mr. Davis did not receive any compensation from the Company. The Company agreed to pay Axess a management fee of $150,000 per year for services to be rendered by Mr. Davis. Mr. Davis had devoted substantially all of his time on behalf of Axess to the Company during his tenure. Mr. Davis retired on August 31, 1997. The management fee for the fiscal year ended December 31, 1997 was $100,000.

         Mr. Eschbach became President and Chief Executive Officer on August 31, 1997 when Mr. Davis retired. During Mr. Eschbach's tenure as President and Chief Executive Officer (August 31, 1997 to February 6, 1998), he was compensated pursuant to his employment agreement with the Company and received no additional compensation upon becoming President and CEO. On February 6, 1998, Mr. Alexander
F. Giacco became President and Chief Executive Officer. Mr. A. Giacco receives no compensation from the Company, and Axess has elected not to require the Company to pay a management fee for said services.

                                 Respectfully submitted,

                                 Leonard Bogner
                                 R. Michael Hendricks
                                 Walter Bromm


         On April 11, 2000, the Board of Directors appointed Messrs. Callaghan and Smith and Dr. Prud'homme members of the Compensation Committee. The newly appointed Compensation Committee intends to review the compensation of executive officers for the fiscal 2000 year and to deliver its report in connection with the 2001 annual meeting of stockholders.



                                Performance Graph

         The following graph and table compare the annual change in the cumulative total return, assuming reinvestment of dividends, on the Company's Common Stock, which has been traded on the OTC Bulletin Board ("OTCBB") under the symbol "RHEM" since April 14, 1998, with the annual change in the cumulative total returns of the NASDAQ Market Index and an index comprised of public companies whose securities have been trading publicly since January 1, 1995 and which report under the standard industrial classification code 3826 (31 companies, excluding the Company) (the "SIC Code Index"), which the Company considers to be its peer industry group. The graph assumes an investment of $100 on January 1, 1995, in each of the Common Stock, the stocks comprising the NASDAQ Market Index and the stocks comprising the SIC Code Index.



 Comparison of Cumulative Total Return Among the Company, NASDAQ Market Index and the SIC Code Index


                                  Graph Omitted


                                                  ----------------------------------------------------------
                                                                        December 31,
                                        --------------------------------------------------------------------
   COMPANY/INDEX/MARKET                   1994      1995       1996        1997         1998        1999
   ------------------------------------ --------- --------- ----------- ------------ ----------- -----------
   Rheometric Scientific, Inc.            100.00    120.00      155.01        75.01       22.51       40.01
   ------------------------------------ --------- --------- ----------- ------------ ----------- -----------
   SIC Code Index                         100.00    160.26      191.77       227.51      285.70      462.23
   ------------------------------------ --------- --------- ----------- ------------ ----------- -----------
   NASDAQ Market Index                    100.00    129.71      161.18       197.16      278.08      490.46
   ------------------------------------ --------- --------- ----------- ------------ ----------- -----------

Source:  Media General Financial Services


         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 2000 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the directors and certain officers of the Company and (iii) all directors and officers of the Company as a group. The percentages of shares of Common Stock held or beneficially owned by any Stockholder or group of Stockholders are based upon the total number of shares of Common Stock outstanding as of March 31, 2000. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                        Shares Beneficially Owned
                        -------------------------

      Name                                            Number          Percentage

      Andlinger Capital XXVI LLC (1)              16,606,000             73.6%
      Axess Corporation (2)                        2,861,257             17.3
      Gerhard R. Andlinger (3)                    16,606,000             73.6
      Stephen A. Magida (4)                       16,606,000             73.6
      Robert M. Castello (5)(6)                   16,606,000             73.6
      Mark F. Callaghan (5)(6)                    16,606,000             73.6
      David R. Smith (5)                               1,000              *
      Merrick G. Andlinger (5)(6)                 16,606,000             73.6
      Richard J. Giacco (5) (7)                       78,000              *
      Robert K. Prud'homme (5)                        25,000              *
      Joseph Musanti (5)                              14,875              *
      Ronald F. Garritano (5)                         29,735              *
      Matthew Bilt (5)                                12,900              *
      Donald W. Becker (5)                             4,125              *

      All executive officers and
      directors as a group (10 persons)           16,770,635             74.1
      (5)


------------------------
* Less than 1%.

(1) The address for Andlinger Capital XXVI LLC is 105 Harbor Drive, Suite 125, Stamford, Connecticut 06902. Includes 6,000,000 shares of Common Stock Andlinger Capital XXVI LLC has the right to acquire upon the exercise of warrants.
(2) The address for Axess Corporation is 100 Interchange Boulevard, Newark, Delaware 19711-3549. Pursuant to the Securities Purchase Agreement the Company will reissue to Axess, subject to an affirmative vote of the Stockholders of Proposal No. 3, 4,400,000 shares of Common Stock, and will also issue to Axess, subject to the affirmative vote of the Stockholders of Proposal No. 4, 1,000 Shares of Preferred Stock convertible into 1,000,000 Shares of Common Stock. Following the affirmative vote of the Stockholders of Proposals Nos. 3 and 4 and the reissuance and issuance of all securities to be reissued and issued to Axess pursuant to the Securities Purchase Agreement, the number of shares and percentage of shares, respectively, of Common Stock beneficially  owned by Axess will be  8,261,257  and  37.6%.

         Andlinger Capital, which currently owns 10,606,000 shares of Common Stock, and Axess have agreed pursuant to the Voting Agreement to, among other things, vote to in favor of Proposals Nos. 3 and 4. Therefore the holders of shares of Common Stock representing 81.3% of currently issued and outstanding shares of Common Stock have agreed to vote in favor of Proposals Nos. 3 and 4.
(3) The address for Mr. G. Andlinger is c/o Andlinger & Company, Inc., 4445 North A1A, Suite #235, Vero Beach, Florida 32963. As reported in a
         Schedule 13D filed with the Securities and Exchange Commission on March 17, 2000, by virtue of Mr. G. Andlinger's relationship with Mr. Magida and as a controlling person of Andlinger & Company, Inc., Mr. G. Andlinger may be deemed to have shared power to dispose of or direct the disposition of and shared power to vote or direct the vote of an aggregate of 16,606,000 shares of Common Stock (of which 6,000,000 shares are attributable to the Warrants) representing 73.6% of the issued and outstanding shares of Common Stock (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of warrants held by Andlinger Capital ). Mr. G. Andlinger disclaims beneficial ownership of the shares of Common Stock held by Andlinger Capital.
(4) The address for Mr. Magida is 105 Harbor Drive, Suite 125, Stamford, Connecticut 06902. As reported in a Schedule 13D filed with the Securities and Exchange Commission on March 17, 2000, Mr. Magida, as manager and as a member of Andlinger Capital, has shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, an aggregate of 16,606,000 shares of Common Stock (of which 6,000,000 shares are attributable to the Warrants), representing 73.6% of the issued and outstanding shares of Common Stock (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of the warrants held by Andlinger Capital.
(5) The address for each director and officer of the Company is c/o Rheometric Scientific, Inc., One Possumtown Road, Piscataway, New Jersey 08854.
(6) As reported in a Schedule 13D filed with the Securities and Exchange Commission on March 17, 2000, Messrs. Castello, Callaghan and M. Andlinger by virtue of their relationships with the other reporting persons on such Schedule 13D and as members of Andlinger Capital may be deemed to have shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, an aggregate of 16,606,000 shares of Common Stock (of which 6,000,000 shares are attributable to the Warrants) representing 73.6% of the issued and outstanding shares of Common Stock (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of warrants held by Andlinger Capital). Messrs. Castello, Callaghan and M. Andlinger disclaim beneficial ownership of such shares.
(7) Includes beneficial ownership of 1,000 shares held in an investment partnership for the benefit of Mr. Giacco's children and managed by Mr. Giacco and 75,000 shares Mr. Giacco has an unqualified option to purchase within 60 days of March 31, 2000.



                 Certain Relationships and Related Transactions

         On  September  30,  1999,  Axess  and  the  Company   consolidated  all
outstanding debt of the Company to Axess, in an Amended and Restated Subordinated Unsecured Working Capital Note (the "Note") made by the Company in favor of Axess in the amount of $8,205,907.09. The debt consolidated under the Note (the "Axess Debt") included outstanding principal, unpaid interest through December 31, 1998, amounts due to Axess under a management agreement with the Company and amounts due to Axess for insurance premium advances.

         On March 6, 2000, pursuant to the Securities Purchase Agreement and certain related agreements Andlinger Capital purchased (i) 10,606,000 shares of newly issued common stock of the Company (the "Investor Shares") and (ii) warrants to purchase (x) an additional 2,000,000 shares of common stock of the Company at an exercise price of $1.00 per share, exercisable at any time prior to March 6, 2007 (the "Investor A Warrants") and (y) an additional 4,000,000 shares of common stock of the Company at an exercise price of $3.00 per share, exercisable at any time prior to March 6, 2003 (the "Investor B Warrants," and collectively with the Investor A Warrants, the "Investor Warrants"), for the aggregate consideration of $1,825,000 (the "Purchase Price"). Upon consummation of this transaction Andlinger Capital acquired beneficial ownership (as determined under the rules of the Securities and Exchange Commission) to vote an aggregate of 16,606,000 shares of the Company's common stock (of which 6,000,000 shares are attributable to the Investor Warrants) representing approximately 73.6% of the issued and outstanding common stock of the Company (including as outstanding for the purposes of determining such percentage the 6,000,000 shares issuable upon exercise of the Investor Warrants). The acquisition of these securities by Andlinger Capital constitutes a change in control of the Company.

         The Securities Purchase Agreement also provides that, subject to certain exceptions, for so long as Andlinger Capital and its affiliates continue to own in the aggregate not less than 50% of their Initial Threshold Amount (as defined below), the Company and its Board of Directors will support the nomination of and shall take certain actions such that the slate of nominees recommended by the Board of Directors to stockholders for election as directors at each annual meeting of stockholders includes at least the number of designees of Andlinger Capital equal to the number of directors that would constitute a majority of directors following such election, and that Andlinger Capital shall be entitled to have at least one of its designees appointed to each Committee of the Board of Directors. As defined in the Securities Purchase Agreement, "Initial Threshold Amount" means the aggregate of the number of shares of common stock purchased by Andlinger Capital under the Securities Purchase Agreement and the number of shares of common stock issuable under the Investor A Warrants (as if issued on the closing date under the Securities Purchase Agreement). The initial designees of Andlinger Capital to serve on the Board of Directors of the Company, each of whom has been added to the Board of Directors of the Company as of March 6, 2000 (the closing date under the Securities Purchase Agreement), are Mr. Castello, Mr. Callaghan, Mr. Smith and Mr. M. Andlinger.


         Based on information received from Andlinger Capital, the members of Andlinger Capital are Mr. Magida and Mr. M. Andlinger. It is anticipated that Mr. Castello and Mr. Callaghan will each be admitted as members of Andlinger Capital. Mr. Magida is an attorney and principal and secretary of Andlinger & Company, Inc., a Delaware corporation ("ACO") and the manager and a member of Andlinger Capital and the trustee of the Gerhard R. Andlinger Intangible Asset Management Trust (the "Trust"), which may be deemed a controlling person of Andlinger Capital. Gerhard R. Andlinger, a private investor and a principal, sole stockholder and a controlling person of ACO, is the sole beneficiary under the Trust. Messrs. Castello and Callaghan are principals of ACO, employees of one or more affiliates of ACO and are anticipated to become members of Andlinger Capital. Mr. M. Andlinger is a principal of ACO, an employee of one or more affiliates of ACO and a member of Andlinger Capital. ACO is in the business of identifying and assisting in the implementation of potential acquisitions, investments and other transactions on behalf of its principals. Andlinger Capital has been organized by its members with the business purpose of investing in the Company. The source of funds to pay the Purchase Price under the Securities Purchase Agreement was from initial cash contributions made by each member of Andlinger Capital to Andlinger Capital in an amount proportionate to his or its interest therein and the amount and source of such contributions was,
(1) in the case of the Trust, $748,050 from property of the Trust, and (2) in the case of Messrs. Castello, Magida, Callaghan and M. Andlinger, $255,500, $36,500, $164,250 and $109,500, respectively, in each case from a loan made by Mr. G. Andlinger from his personal funds at an interest rate of 10% per annum.


         The Securities Purchase Agreement contemplates that the Company will submit to its stockholders for approval (the "Stockholder Approval") proposals to (i) reincorporate the Company from New Jersey to Delaware (the "Reincorporation"); (ii) increase the authorized number of shares of capital stock to 49,000,000 shares of common stock and 1,000,000 shares of preferred stock; and (iii) authorize the issuance of the preferred stock as contemplated in the Securities Purchase Agreement. In order to effect the intent of the parties to the Securities Purchase Agreement that the Company issue the Investor Shares on the closing date, at the closing of the Securities Purchase Agreement Axess contributed 4,400,000 shares of common stock to the Company, in exchange for the Company's agreement to reissue to Axess 4,400,000 shares of common stock (the "Axess Reissue Shares") subject to the Stockholder Approval, and Reincorporation and amendment of the Company's certificate of incorporation to authorize the issuance of such shares.

         Upon the closing under the Securities Purchase Agreement, Axess cancelled the Axess Debt in exchange for (x) the payment by the Company to Axess of $3,500,000 in cash; (y) the issuance to Axess of a promissory note in the principal amount of $1,000,000 payable upon the sale of the Company's Process Control Rheometer Product Line and (z) the issuance to Axess, of a warrant (the "Preferred Stock Warrant" and collectively with the Investor Warrants, the "Warrants") to purchase 1,000 shares of the Company's non-voting convertible redeemable preferred stock to be issued, subject to Stockholder Approval, pursuant to an amendment to the certificate of incorporation of the Company.

         Prior to the purchase by Andlinger Capital of the Investor Shares and the Investor Warrants, Axess agreed to contribute 2,800,000 shares of common stock to the Company.

         In connection with the Securities Purchase Agreement, the Company, Andlinger Capital, and Axess have entered into a Registration Rights Agreement, dated as of March 6, 2000 (the "Registration Rights Agreement"). The Registration Rights Agreement provides for the registration with the Securities and Exchange Commission of the Investor Shares, the Axess Reissue Shares, and the shares of common stock issuable upon the exercise of the Warrants owned by Andlinger Capital and Axess. Furthermore, in connection with the Securities Purchase Agreement, the Company, Andlinger Capital, and Axess have entered into a Stockholders' Agreement dated as of March 6, 2000 (the "Stockholders' Agreement"). Pursuant to the Stockholders' Agreement, Andlinger Capital and Axess have agreed, among other things, not to transfer their respective shares of common stock without the prior written consent of the other stockholders party thereto, except (1) pursuant to "piggyback" or "demand" registrations under the Registration Rights Agreement, (2) pursuant to an exemption from registration under Rule 144 under the Securities Act of 1933, as amended, in transactions effected after the first anniversary of the closing date under the Securities Purchase Agreement, (3) to certain transferees, (4) as collateral security in a bona fide arm's-length loan or credit transaction, provided the stockholder retains the authority to vote such securities in the absence of any default thereunder, (5) pursuant to a tender offer, and (6) pursuant to a transaction duly approved by the stockholders of the Company. The Company, Andlinger Capital and Axess also entered into a Voting Agreement, dated as of February 17, 2000, pursuant to which Andlinger Capital and Axess agreed to vote in favor of the items to be submitted for Stockholder Approval pursuant to the Securities Purchase Agreement as described above.

             Section 16(a) Beneficial Ownership Reporting Compliance


         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and any persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission various reports as to ownership of such Common Stock. Such persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company, the aforesaid Section 16(a) filing requirements were met on a timely basis during 1999.


   PROPOSAL No. 2 -- CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM NEW
                               JERSEY TO DELAWARE

               Principal Reasons for the Reincorporation Proposal

         The Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from New Jersey to Delaware. At the time of the Company's incorporation in New Jersey in 1981 under the name of Rheometrics, Inc., the New Jersey Business Corporation Act was deemed to be adequate for the conduct of the Company's business, in part because of the limited business and basic organizational features of the Company at that time. Over the years, the expansion of the Company's business has increased its need for a more sophisticated corporate structure and a more flexible and current regulatory foundation.

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to the Company by allowing it to make corporate decisions and take actions with increased confidence of what the outcome and consequences of those decisions and actions will be under the General Corporation Law of the State of Delaware. Further, the Delaware Secretary of State's office is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's business laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware

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

for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company.

         For the foregoing reasons, the Board of Directors believes that the activities of the Company, both present and contemplated, can be better managed if the Company is governed by Delaware law. It should be noted, however, that stockholders in some instances have fewer rights and hence less protection under Delaware law than under New Jersey law. See the discussion under the heading "Comparison of Stockholders' Rights under New Jersey Law and Delaware Law," below.

         The Company's Board of Directors has unanimously approved, subject to Stockholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from New Jersey to Delaware by means of a merger (the "Reincorporation Merger") of the Company with and into a newly formed, wholly-owned subsidiary of the Company that has been incorporated under Delaware law ("Newco"). The principal office of Newco will be One Possumtown Road, Piscataway, New Jersey 08854, telephone (732) 560-8550. If the Stockholders approve the Reincorporation Proposal, Newco will be the surviving corporation of the Reincorporation Merger. A consequence of the Reincorporation Merger will be a change in the law applicable to the Company's corporate affairs from New Jersey law to Delaware law, which will also result in certain differences in stockholders' rights.

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between New Jersey law and Delaware law. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under New Jersey law and Delaware law and is qualified in its entirety by reference to (i) the Agreement and Plan of Merger, between the Company and Newco (the "Reincorporation Merger Agreement"), attached hereto as Annex I (ii) the certificate of incorporation of Newco attached hereto as Annex II, and (iii) the bylaws of Newco attached hereto as Annex III. Copies of the Company's certificate of incorporation, as amended, and bylaws are available for inspection at the Company's principal office, and copies will be sent to stockholders on request, without charge.

         Approval of the Reincorporation Proposal by the Stockholders will also constitute approval of the Reincorporation Merger and the Reincorporation Merger Agreement, as well as other matters included in the Reincorporation Proposal described in this proxy statement. Pursuant to the terms of the Reincorporation Merger Agreement, Newco's certificate of incorporation and bylaws will replace the Company's certificate of incorporation and bylaws as the charter documents affecting corporate governance and stockholders' rights. For a description of the differences between the Company's certificate of incorporation and bylaws and Newco's certificate of incorporation and bylaws, see "Comparison of Certain Charter Document Provisions," below.

         The approval of the Reincorporation Proposal will affect certain rights of the Company's stockholders. Accordingly, stockholders are urged to carefully read this proxy statement and the appendices.

               Principal Features of the Reincorporation Proposal

         Upon the consummation of the Reincorporation Merger, the separate existence of the Company will cease and Newco, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one share of common stock of Newco. Upon the consummation of the merger, certificates which immediately prior to the consummation of the Reincorporation Merger represented common stock of the Company, including common stock held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of Newco common stock. It will not be necessary for Stockholders to exchange their existing stock certificates for stock certificates of Newco.

         Approval of the Reincorporation Proposal will not result in any change in the business, management, assets or liabilities of the Company. The directors and officers of the Company will be the directors of Newco following the Reincorporation Merger. Following the consummation of the Reincorporation Merger, the Newco common stock will be listed on the OTCBB, where the Common Stock of the Company is currently listed. The OTCBB will consider the delivery of existing stock certificates representing Common Stock of the Company as constituting "good delivery" of shares of the Newco common stock in transactions subsequent to the Reincorporation Merger.

         Pursuant to the terms of the Reincorporation Merger Agreement, each option and warrant to purchase Common Stock of the Company outstanding immediately prior to the consummation of the Reincorporation Merger will become an option or warrant to purchase Newco common stock, subject to the same terms and conditions as set forth in the Company's 1996 Stock Option Plan or other agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company will be continued by Newco upon the same terms and subject to the same conditions as currently in effect.


         In accordance with generally accepted accounting principles, the Company expects that following the Reincorporation Merger the assets and liabilities of the Company will be carried forward at their recorded historical book values.


                Comparison of Certain Charter Document Provisions

         Newco's certificate of incorporation and bylaws are different from the Company's certificate of incorporation and bylaws. Some differences are primarily the result of differences between Delaware law and New Jersey law. Significant provisions and certain important similarities and differences are discussed below.

         Capital Stock

         Both Delaware and New Jersey law provide that a corporation has the power to issue the number of shares stated in its certificate of incorporation. Such shares may consist of one or more classes and any class may be divided into one or more series. Each class or classes and series may be with or without par value and have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as stated in the certificate of incorporation.

         The authorized capital stock of the Company currently consists of 20,000,000 shares of Common Stock, no par value and no other shares of capital stock.

         Subject to stockholder approval of Proposals No. 3 and 4, the capitalization of Newco will consist of 49,000,000 shares of Common Stock, $.01 par value per share and 1,000,000 shares of preferred stock.

         New Jersey law and Delaware law are similar with respect to the manner in which directors may fix the terms of a series of preferred stock and the terms which may be so fixed. Under both Delaware law and New Jersey law, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and/or provide for different voting rights between series of preferred stock. Newco's certificate of incorporation permits the Board of Directors to exercise broad discretion in fixing the terms and/or voting rights of a series of preferred stock.

         Preemptive Rights

         Under New Jersey law and Delaware law, stockholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. The Company's certificate of incorporation and Newco's certificate of incorporation do not provide stockholders with preemptive rights.

         Compromises with Creditors and Shareholders

         Delaware law provides that a certificate of incorporation may contain a provision allowing for a compromise or arrangement between a corporation and its creditors or shareholders. Under such a provision, whenever such a compromise or arrangement is proposed, a Delaware court may order a meeting for the purpose of eliciting an agreement to the compromise or the arrangement which would be binding on all such creditors and/or shareholders and the corporation. Newco's certificate of incorporation contains such a provision.

         Board Of Directors; Committees

         Under New Jersey law, a board of directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. The participation of directors with a majority vote will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws provide otherwise. However, in no event will the quorum be less than one third of the votes of the board. Changes to a bylaw or amendment of the certificate of incorporation can be made by the vote of a majority of the shares entitled to vote at a meeting at which a quorum is present, or by the written consent of the stockholders of a majority of the outstanding shares entitled to vote, or by the board. The Company's bylaws provide that the number of directors of the Company may not be less than three nor more than fifteen, with the precise number to be fixed from time to time. Although the number of directors may be changed, currently, the number of directors has been fixed at seven. Elected directors hold office until the next annual meeting and until successors are elected and qualified, subject to earlier death, resignation, incapacity or removal from office. Under the Company's bylaws, special meetings of the Board of Directors may be called by the president. Newco's bylaws provide that special meetings may be called by the Chairman of the Board, the Chief Executive Officer or any director. Pursuant to the Company's bylaws, a majority of the entire board constitutes a quorum for the transaction of business by the Board of Directors, and an act by a majority of the quorum of directors constitutes an act of the Board of Directors. Newco's bylaws provide an equivalent provision.

         Under Delaware law, a board of directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. A majority of the total number of directors will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws require a greater number. However, a quorum may not be less than one-third of the number of directors. The Newco bylaws provide that the number of directors of Newco will be seven unless otherwise determined by a vote of a majority of the entire Board of Directors. Action by a majority of the directors present at a meeting at which a quorum is present is considered to be an act of the entire Newco board. Each director will hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified, or until his prior death, resignation or removal.

         Delaware law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest is disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested stockholders, even if the number of disinterested directors is less than a quorum; (2) the material facts of the relationship or interest is disclosed to the stockholders and a majority of the stockholders approve of the transaction; or (3) the contract or transaction is fair and reasonable to the Company. A similar provision under New Jersey law permits a transaction to be declared void if it is between a corporation and one or more directors or entities in which a director has an interest.


         New Jersey law allows the board of directors, by resolution adopted by a majority of the entire board, to designate an executive committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire board if the certificate or bylaws so provides. The Company's bylaws provides for such committees. Delaware law allows the establishment of committees of the board without the need to so provide in the certificate or the bylaws. Newco's bylaws provide that the board may designate an executive committee or other such committees, each consisting of one or more members, with such powers as the board may determine.


         Cumulative Voting. The Company's certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors, nor do Newco's certificate of incorporation and bylaws. Therefore the stockholders of a majority of the voting power of Newco will be entitled to elect all of the directors of Newco.

         Newly Created Directorships and Vacancies. Under New Jersey law, any vacancy, however caused, may be filled by a majority vote of the remaining directors. Any directorship not filled by the board may be filled by the stockholders at a meeting of the stockholders. The Company's bylaws provide that vacancies, however caused, including vacancies resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, or by a sole remaining director. Each director so elected will hold office for the unexpired portion of the term of the director whose place will be vacant, and until his successor is elected and qualified.

         Under Delaware law, vacancies and newly created directorships may be filled, in the case of directors elected by all stockholders as a single class, by a majority vote of directors or by the sole remaining director. Alternatively, in the case of directors elected by a class or series of stock, a majority of directors so elected or by the sole director so elected can fill vacancies. The Newco bylaws provide that any vacancy in the board occurring by an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless such removal will be filled by the stockholders at the meeting at which the removal was effected), inability to act of any director, or otherwise, will be filled for the unexpired portion of the term by the vote of not less than a majority of the remaining directors then holding office, at any regular meeting or special meeting of the board called for that purpose.

         Removal of Directors. Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of stockholders entitled to vote for the election of directors. The Company's bylaws provide that directors may be removed for cause by an affirmative vote of all stockholders entitled to vote for the election of directors. However, no act by a removed board member or members will be invalidated solely because the director was removed.

         Under Delaware law, directors may be removed, subject to certain qualifications, with or without cause, by an affirmative vote of stockholders entitled to vote for the election of directors. The Newco bylaws provide that any director may be removed, with or without cause, at any time by the affirmative vote of the stockholders holding an aggregate of at least a majority of the outstanding shares of Newco.

         Director Liability and Indemnification of Officers and Directors. Both New Jersey law and Delaware law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

         New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the Company or its stockholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the Company or its stockholders,
(ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the Company if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the
Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company's certificate of incorporation includes such a provision. The Company's certificate of incorporation does not have any provisions relating to the availability of equitable remedies (such as an injunction or rescission) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances.

         Delaware law permits a corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director to the Company or its stockholders for monetary damages in the case of a breach of fiduciary duties by a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director (i) in the case of a breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if such persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. Delaware law further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under Delaware law, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of Delaware law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. Delaware law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits. However, the director must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. This is subject, in the case of an adverse judgment, to court approval. The Newco certificate of incorporation includes such a provision.

         Amendments to Bylaws. New Jersey law provides that a board of directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. The Company's Bylaws reserves such power to the shareholders. Under Delaware law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the board of directors, have the power to adopt, amend or repeal a corporation's bylaws. Newco's certificate of incorporation grants the board of directors the power to amend Newco's bylaws.

    Comparison of Stockholders' Rights under New Jersey Law and Delaware Law

         Amendment of Certificate of Incorporation and Bylaws

         To amend certain terms of a corporation's certificate of incorporation, New Jersey law allows an amendment to be made by board action alone (for example, an amendment to effect a share dividend). Other, general amendments under New Jersey law require the action of the board with the approval of shareholders holding a majority of the voting stock entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) unless the corporation's certificate of incorporation requires a greater percentage. The Company's certificate does not require such a percentage. Delaware law requires the approval of shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) in order to amend the corporation's certificate of incorporation, unless a greater number or proportion is specified in the certificate of incorporation. Newco's certificate of incorporation does not specify such greater number or other proportion of holders of securities having power to vote.

         Under Delaware law, the stockholders of a Delaware corporation and, if the certificate of incorporation so provides, the board of directors, have the power to adopt, amend or repeal a corporation's bylaws. Delaware law requires the approval of stockholders holding a majority of the voting power of the outstanding stock of a company (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) in order to amend a company's certificate of incorporation. However, a greater number or proportion may be specified in the certificate of incorporation. Newco's certificate of incorporation does not specify such greater number or other proportion of stockholders of securities having power to vote on amendments. Newco's certificate of incorporation and bylaws provide that the directors of Newco have the power to amend the bylaws. This authority, however, does not extend to giving directors power to change provisions regarding the quorum for meetings of stockholders or of the board or any provisions regarding removal of directors or filling board vacancies resulting from removal by stockholders. The grant of such authority to the board does not divest or otherwise affect the power of the stockholders to adopt, amend or repeal the bylaws. Newco's bylaws provide that the stockholders may amend or repeal the bylaws by the affirmative vote of the stockholders holding at least a majority of the outstanding shares. The notice or waiver of such meeting must summarize the proposed amendment.

         Right to Call a Special Meeting of Shareholders

         New Jersey law provides that a special meeting of shareholders may be called by the president, the board of directors, any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called.

         Delaware Law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. Newco's bylaws provide that special meetings of shareholders may be called by the Board of Directors or by the Chief Executive Officer. Special shareholder meetings must be called by the Chief Executive Officer or the Secretary upon the written request of a majority of the Board of Directors or the written request of shareholders owning a majority of the shares, provided that such request must state the purpose(s) of the proposed meeting.

         Loans To Directors/Officers/Employees

         New Jersey law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the Company or any subsidiary whenever the directors determine that such an action may reasonably be expected to benefit the Company. However, a director who votes for such an action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of New Jersey law. Delaware law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the Company or any subsidiary thereof, including an officer or employee who is also a director of the Company or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the Company. In contrast to New Jersey law, Delaware law generally does not impose liability on the directors who vote for or assent to a loan to or a guarantee of an obligation of an officer, director or stockholder.

         Anti-Takeover Provisions

         New Jersey law provides, among other things, that any person making an offer to purchase from shareholders generally in excess of ten percent (10%) (or such amount which, when aggregated with such person's present holdings, exceeds ten percent (10%) of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety.

         Such a takeover bid may not proceed until after the receipt by the filing party of permission from the Bureau of Securities. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror may jeopardize the financial stability of the target company or prejudice the interests of any employees or security stockholders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security stockholders of the target company,
(iii) the plans and proposals which the offeror has to make any material change in the target company's business, corporate structure, or management are not in the interest of the target company's remaining security stockholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining stockholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the New Jersey Business Corporation Act.

         Chapter 10A (the "Shareholder Protection Act") was added to the New Jersey Business Corporation Act in 1986 to protect stockholders and other corporate "constituents." It generally provides that no resident domestic corporation will engage in any business combination with any interested stockholder for a period of five (5) years following that interested stockholder's stock acquisition date unless the business combination is approved by the board of directors prior to that stock acquisition date. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (i) is the beneficial owner directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five (5) year period immediately prior to the date in question, was a beneficial owner. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates (i) beneficially owns that stock directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner.

         Accordingly, New Jersey law gives the Company's board of directors a veto power over any business combination proposed by a person who directly or indirectly acquires ten percent (10%) or more of the Company's voting stock. The "business combinations" at which these provisions are directed include any merger or consolidation.

         Unless it falls under certain excluded categories of transactions, a business combination is prohibited unless any one of the following three conditions is satisfied:

         (1) the board of directors must approve the business combination prior to the stock acquisition date of the interested stockholder;

         (2) the business combination occurs more than five years after the stock acquisition date of the interested stockholder and the stockholders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the business combination by affirmative vote at a meeting called for that purpose; or

         (3) (a) the business combination occurs more than five years after the stock acquisition date of the interested stockholder,

             (b) the stockholders of the resident domestic corporation must receive the higher of (i) the maximum price paid by the interested stockholder during the five (5) years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or (ii) the market value of the resident domestic corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price;

             (c) the stockholder of stock other than common stock receives a similarly determined price, taking into account the highest preferential amount per share to which the stockholders of such shares are entitled in the event of any liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that is not included in the preferential amount;

             (d) the consideration to the stockholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired;

             (e) the stockholders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination; and

             (f) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except as part of the transaction that resulted in his becoming an interested stockholder by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination, to a business combination meeting the conditions of paragraph (d) bought to purchase at a price that would have satisfied the requirements of paragraphs (b), (c) and (d).

         There are no provisions in Newco's certificate of incorporation or bylaws which relate to business combinations. Under the Delaware law an agreement of merger, or the sale, lease or exchange of all or substantially all of a corporation's assets, must be approved by the corporation's board of directors and the stockholders of a majority of the outstanding shares of stock. Delaware's anti-takeover provision, embodied in Section 203 of the Delaware General Corporation Law, provides that if a person acquires fifteen percent (15%) or more of a corporation's voting stock (thereby becoming an "interested stockholder") that person may not engage in a wide range of transactions ("business combinations") with the Company. The restriction lasts for a period of three (3) years following the date the person became an interested stockholder unless (i) the board of directors approved either the business combination or the transaction which resulted in the person acquiring such voting stock prior to that acquisition date, (ii) upon consummation of the transaction which resulted in the person's becoming an interested stockholder, that person owned at least eighty-five percent (85%) of the Company's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by employee stock plans in which participants do not have the right to confidentially determine whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

         For the purpose of determining whether a stockholder is the "owner" of fifteen percent (15%) or more of a corporation's voting stock for purposes of
Section 203, ownership is defined broadly to include beneficial ownership and other indicia of control. A "business combination" is also defined broadly as including (i) mergers and sales or other dispositions of ten percent (10%) or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the Company or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of the Company or its subsidiaries owned by the interested stockholder, and (iv) receipt in certain instances by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

         The restrictions placed on interested stockholders under Delaware law do not apply under certain circumstances. For instance, the restrictions do not apply: if the Company's original certificate of incorporation contains a provision by which it expressly elects not to be governed by the statute, (ii) if the Company, by action of its stockholders, adopts an effective amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, or (iii) if the business combination is proposed prior to the consummation or abandonment of and after the announcement of a proposed transaction with an independent party.

         The proposed transactions referred to above are limited to (i) a merger or consolidation of the Company (except for a merger in which a vote of the stockholders of the Company is not required); (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company (other than to any direct or indirect wholly-owned subsidiary or to the Company) having an aggregate market value equal to fifty percent (50%) or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company; or (iii) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding voting stock of the Company. The corporation is required to give not less than twenty (20) days notice to all interested stockholders prior to the consummation of any of the transactions described above.

         Dividends

         New Jersey law prohibits a corporation from making a distribution to its stockholders if, after giving effect to such distribution, the Company would be unable to pay its debts as they become due in the usual course of business or the Company's total assets would be less than its total liabilities. Delaware law permits a corporation to pay dividends out of any surplus. If it does not have a surplus, a dividend may be paid out of any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

         Stockholder Proposal and Nomination Procedure

         The Company's bylaws and certificate of incorporation are silent on the issue of advance notice of stockholder proposals and director nominations at annual meetings. New Jersey law does not explicitly require that stockholder proposals be the subject of an advance notice to stockholders.

         The Newco bylaws and certificate of incorporation are silent on the issue of advance notice of stockholder proposals and director nominations at annual meetings. Delaware General Corporation Law does not explicitly require that stockholder proposals be the subject of an advance notice to stockholders.

         Dissolution

         New Jersey law and Delaware law each provide that a corporation may be voluntarily dissolved by (i) the written consent of all its stockholders or (ii) the adoption by the Company's board of directors of a resolution recommending that the Company be dissolved and submission of the resolution to a meeting of stockholders, at which meeting the resolution is adopted. New Jersey law requires that to effect a dissolution by consent of stockholders, all stockholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the board and stockholders, New Jersey law requires the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum) by the stockholders entitled to vote, while Delaware law requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

         Appraisal Rights

         Under New Jersey law, dissenting stockholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation, sale, lease exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides. However, appraisal rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 stockholders (or stockholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 stockholders), or (ii) no vote of the corporation's stockholders is required for the proposed transaction. See "Rights of Dissenting Stockholders," below.

         Under Delaware law, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the National Association of Security Dealers or held of record by more than 2,000 stockholders and stockholders receive in the merger shares of the Company or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the National Association of Security Dealers, or held of record by more than 2,000 stockholders, or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

         Repurchases Of Stock

         New Jersey law prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under Delaware law, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair its capital. However, a corporation may redeem common stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Delaware law.

          Federal Income Tax Consequences of the Reincorporation Merger

         The Company will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Reincorporation Merger. However, the Company believes the merger will constitute a "mere change in ... place of organization" under Section 368(a)(1)(F) of the Internal Revenue Code. Consequently, owners of the Common Stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their Common Stock into shares of Newco's common stock. For federal income tax purposes, a stockholder's aggregate basis in the shares of the Newco common stock received in the Reincorporation Merger will equal such stockholder's aggregate basis in the Common Stock converted therefor and such stockholder's holding period for the Newco common stock received in the merger will include his holding period in the Common Stock converted therefor.

         Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to Newco pursuant to the Reincorporation Merger. In addition, Newco will succeed to and take into account the earnings and profits, accounting method and other tax attributes of the Company specified in Section 381(c) of the Internal Revenue Code.

         Owners of the Common Stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their Common Stock into shares of Newco common stock pursuant to the Reincorporation Merger.

                        Rights of Dissenting Stockholders

         Chapter 11 of the New Jersey Business Corporation Act sets forth the rights of shareholders of the Company who object to the Plan of Merger and the adoption of the Merger Agreement. Any shareholder of the Company who does NOT vote in favor of the Reincorporation Proposal or who duly revokes his vote in favor of such transaction may be paid, in cash, the fair market value of his shares, provided each and every one of the following actions is strictly complied with, within the time provided therefor:

         1. Prior to the taking of the vote of the shareholders of the Company, a dissenting shareholder must file with the Company, addressed to the attention of Joseph Musanti, Assistant Secretary of the Company, a written Notice of Dissent therefrom, stating that the shareholder intends to demand payment for his shares if the Reincorporation Merger occurs.

         2. Within ten (10) days after the Reincorporation Merger has taken effect, Newco must give written notice of the effective date of such action, by certified mail, to each shareholder who filed a written Notice of Dissent.

         3. Within twenty (20) days after the mailing of the notice of the effective date of the reincorporation, any shareholder to whom Newco was required to give such notice and who has filed a written Notice of Dissent, may make written demand on Newco for the payment of the fair value of his shares.

         4. Not later than twenty (20) days after making such written demand for payment, the dissenting shareholder must submit the certificate or certificates representing his or her shares to Newco, addressed to the attention of Joseph Musanti for notation thereon that such demand has been made, whereupon such certificate or certificates will be returned to the shareholder.

         5. Not later than ten (10) days following such twenty (20) day written demand period, if the dissenting shareholder has made such written demand, Newco must mail the dissenting shareholder the balance sheet and the surplus statement of Newco as of the last available date (which shall not be earlier than twelve
(12) months prior to the date of the Merger and a profit and loss statement or statements for not less than a twelve (12) month period ending on the date of such balance sheet. This mailing may be accompanied by a written offer from Newco to pay each dissenting shareholder his shares at a specified price deemed by Newco to be the fair value thereof.

         6. If the fair value of the shares is not agreed upon between the dissenting shareholder and Newco within thirty (30) days following the ten (10) day mailing period, the shareholder is entitled to serve upon Newco, not later than thirty (30) days after the expiration of the thirty (30) day period available (after the ten (10) day mailing period) for reaching agreement on the fair value, a demand that Newco commence an action in the Superior Court of New Jersey for the determination of the fair value of the shareholder's Newco shares.

         7. If Newco fails to commence such action within thirty (30) days following receipt of the dissenting shareholder's demand that it do so, the shareholder will be entitled to commence such an action in the name of Newco not later than ninety (90) days following his or her demand that Newco commence such action. Newco intends to commence such a proceeding in the event of such a disagreement.

         A negative vote on the Reincorporation Proposal does not constitute a "written objection" required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal will not, however, constitute a waiver of rights under Chapter 11 of the New Jersey Business Corporation Act provided that a written objection is properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         The foregoing does not purport to be a complete statement of the provisions of Chapter 11 of the New Jersey Business Corporation Act and is qualified in its entirety by reference to the Chapter, a copy of which is reproduced in full as Annex IV. Each stockholder intending to exercise dissenters' rights should review Annex IV carefully and consult his counsel for a more complete and definitive statement of the rights of dissenting stockholders and the proper procedure in order to exercise such rights.

         Under the Merger Agreement, the Board of Directors may abandon the Reincorporation Merger, even after stockholder approval, if for any reason the Board determines that it is inadvisable to proceed, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

         A vote for the Reincorporation Proposal will constitute specific stockholder approval for the adoption of the Reincorporation Merger agreement and all other transactions related to the Reincorporation Merger proposal.

         The Board of Directors recommends that Stockholders vote "FOR" the approval of the Reincorporation Proposal.

         The Reincorporation Proposal is related to Proposal 3 (Increase in Authorized Shares of Common Stock) and Proposal 4 (Authorization of Preferred Stock), although each proposal is being voted on separately. If the Reincorporation Proposal, the Increase in Authorized Common Stock Proposal and the Authorized of Preferred Stock Proposal are each approved by the requisite vote of stockholders, it is contemplated that the increase in authorized Common Stock and the authorization and issuance of the Preferred Stock would be accomplished in connection with the Reincorporation Merger and the provisions of the certificate of incorporation of the Surviving Corporation in the Reincorporation Merger. If for any reason, the Reincorporation Merger is not approved by the requisite vote of stockholders or is otherwise not consummated, and the Increase in Authorized Common Stock Proposal or the Authorization of Preferred Stock Proposal is approved by the requisite vote of stockholders, the Board of Directors may consummate the change in capitalization by amending the Company's New Jersey Articles of Incorporation as may be required.


          PROPOSAL No. 3 -- Increasing the authorized number of shares of Common Stock of the Company to 49,000,000 shares

         The Company's Certificate of Incorporation currently authorizes the Company to issue up to 20,000,000 shares of Common Stock, 16,567,139 of which, as of March 31, 2000 were issued and outstanding and of which no shares were reserved for issuance. Thus, even before considering its obligations under the Securities Purchase Agreement, as of March 31, 2000 the Company only had available to it 3,432,261 authorized and unissued shares as of that date. In addition, pursuant to the Securities Purchase Agreement, the Company is obligated to issue 4,400,000 shares of Common Stock to Axess (as defined in the Securities Purchase Agreement, the "Axess Reissue Shares") and may be required to issue up to 1,000,000 shares of Common Stock (subject to adjustment) upon conversion of the Convertible Redeemable Preferred Stock issuable under the Preferred Stock Warrant. Accordingly, the number of authorized, non-designated shares of Common Stock to be available for issuance by the Company in respect of the Axess Reissue Shares and in the future (for financing purposes or otherwise) necessitates an increase in authorized shares. The Board of Directors believes that the Increase in Common Stock Proposal, by increasing the shares of authorized Common Stock to 49,000,000 from 20,000,000, if adopted, will assist the Company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock.

         The additional shares of Common Stock to be authorized under the Common Stock Proposal, along with other authorized and unissued shares of Common Stock, will be available for any future private or public offerings to raise capital, potential acquisitions, issuance upon exercise of the stock options granted under the Company's stock option plans, conversion of convertible Preferred
Stock, if and when issued by the Company, and other legitimate corporate purposes. The increase will give the Board of Directors greater flexibility in implementing the Company's business plan. Except with respect to the Axess Reissue Shares, there are no current plans or commitments for issuing shares of Common Stock other than upon exercise of stock options and outstanding warrants (including the Investor Warrants and the Preferred Stock Warrant).

         In general, the Board of Directors of the Company is authorized to approve the issuance of additional shares of Common Stock, without prior notice to or approval by the Stockholders, in connection with any transactions which the Board of Directors determines to be in the best interests of the Stockholders.

         In addition, both New Jersey law, which currently governs the actions of the Company, and Delaware law, which would govern the actions of the Company following the Reincorporation Merger, if approved, generally require stockholder approval for the Company to issue shares in connection with a merger or consolidation with another corporation.

         The Stockholders should also be aware that, if the Preferred Stock Proposal set forth below is approved, it would be possible for the Board to authorize a new class or series of preferred stock, which might be limited in number, but which would be convertible into shares of Common Stock at such a rate as to substantially increase the number of outstanding, or potentially outstanding, shares of Common Stock. For a further discussion of the potential impact of the Preferred Stock Proposal, see Proposal No. 4 below.

         A potential effect of the increase in the number of authorized shares of Common Stock is that the interests of the existing Stockholders in the Company could be substantially diluted, by way of ownership percentage and voting power, through the issuance of authorized but unissued Common Stock, without Stockholder approval. Such dilutive transactions could occur even without an increase in the number of authorized shares, but the potential for such transactions is increased by the authorization of the substantial additional number of authorized but unissued shares of Common Stock covered by the Common Stock Proposal.

         Neither the Board of Directors nor management is aware of any efforts by any person to accumulate the Common Stock of the Company or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

         At the present time, the Company's Charter and bylaws do not contain any provisions generally viewed to be "shark repellents" or to have an anti-takeover effect.

         Stockholders should also be aware that the authorization of the "blank check" preferred stock pursuant to the Preferred Stock Proposal, discussed in Proposal No. 4 below, could be viewed as having an anti-takeover effect. The Board of Directors has unanimously approved and recommended to the Stockholders the adoption of the Common Stock Proposal. The Board of Directors does not view the Common Stock Proposal as having an anti-takeover purpose or effect, and as noted in Proposal No. 4 below with respect to the Preferred Stock Proposal, the Board of Directors and management of the Company have represented that such preferred stock will not be used, without prior Stockholder approval, for anti-takeover purpose and that such preferred stock will not have super-majority voting rights

         If  the   Increase  in  Common   Stock   Proposal  is  adopted  by  the
Stockholders, such proposal will become effective on the date the Reincorporation Merger is effected if the Reincorporation Proposal is approved by the Stockholders, or on the date a certificate of amendment is filed in New Jersey, the Company's state of incorporation, if the Reincorporation Proposal is not so approved.

         The Board of Directors recommends that Stockholders vote "FOR" the authorization of additional shares of Common Stock.

        PROPOSAL No. 4 -- AUTHORIZING 1,000,000 SHARES OF PREFERRED STOCK

         By  resolutions  adopted  on April 11,  2000,  the  Board of  Directors approved and declared advisable the authorization of 1,000,000 shares of preferred stock, $.01 par value per share, of the Company to be issued from time to time with such rights, preferences and priorities as the Board of Directors shall designate; provided that such preferred stock shall not be used for anti-takeover purposes and shall not have super-majority voting rights. If the Reincorporation Proposal is approved by the requisite vote of stockholders, the Proposal would be effected by the provisions of the certificate of incorporation of the Surviving Corporation, which expressly authorize a class of Preferred Stock. If the Reincorporation Proposal is not approved by the requisite vote of stockholders, or the Reincorporation Merger is otherwise not consummated, the Proposal would be effected by amending the Company's certificate of incorporation as proposed by the Board of Directors.

                Reasons for and Effect of the Proposed Amendment


         The proposed amendment and restatement of the certificate of incorporation would (i) authorize the Board of Directors to issue up to 1,000,000 shares of Preferred Stock and (ii) authorize the Board of Directors to classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time. Prior to the issuance of shares of each series, the Board of Directors will be required to set, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each such class or series of Preferred Stock. Shares of Preferred Stock of any such series will be available for issuance without further action by the Stockholders (except as required by applicable laws or regulations).


         The Board of Directors of the Company will not solicit shareholder approval in connection with the issuance of the Preferred Stock, except to the extent such approval is required by law or under the rules of the OTCBB or similar body. The terms of any Preferred Stock to be offered, including dividend rates, conversion features, voting rights, preemptive rights, redemption rights, liquidation rights, and similar matters will be determined by the Board of Directors at the time of such offering. The Preferred Stock may have a preference over the Common Stock as to the payment of dividends, as to the right to distribution of assets upon redemption of shares or upon liquidation of the Company, or as to both dividends and assets, and such other preferences as may be fixed by the Board of Directors.

         The proposed amendment to authorize Preferred Stock does not effect any change in the number or rights of authorized shares of Common Stock except to the extent that any class or series of Preferred Stock authorized by the Board of Directors may grant to the holders thereof preferential rights that would grant to the holders of such class or series certain preferences or priorities over the holders of the Common Stock, such as a liquidation or dividend preference.

         The Company's primary purpose in having Preferred Stock available for issuance is to provide for authorization to issue the Series A Preferred Stock (as defined and described below) and to allow greater flexibility with respect to future financings or acquisitions and in carrying out other corporate purposes. Since no Preferred Stock has been issued, and the issuance of the same (other than the issuance of the Series A Preferred Stock) is not currently contemplated, it is not possible to know whether or to what extent such Preferred Stock (other than the Series A Preferred Stock), if issued, would have preference over the holders of Common Stock in the distribution of any assets in the event of a liquidation.

         Advantages and Disadvantages

         The advantage of the proposed amendment is that it provides the Board of Directors with the flexibility to issue the Preferred Stock with such terms as may be necessary to sell the Preferred Stock to investors on a timely basis. If the Company was required to obtain stockholder approval of the specific terms, rights and preferences of a series of Preferred Stock prior to issuing such series of Preferred Stock, obtaining such approval could take several

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

months. Changes in market conditions during such period could result in the terms that are approved by the stockholders no longer being acceptable to investors.

         The disadvantage of the proposed amendment is that management of the Corporation cannot predict with any certainty what effect, if any, the issuance of any shares of Preferred Stock will have on the voting or other rights of the holders of the Corporation's Common Stock. In addition, the Board of Directors could use the Preferred Stock to deter or defeat a hostile attempt to acquire control of the Corporation. See "Antitakeover Effect" below.

         If this amendment and restatement is approved by the Stockholders, the Board of Directors would be authorized to issue Preferred Stock in one or more series and to determine, at the time of creating each series, the distinctive designation of, and the number of shares in, the series, its dividend rate, the price and terms on which such shares may be redeemed, the terms of any applicable sinking fund, the amount payable upon liquidation, dissolution or winding up, the conversion rights, if any, and such other rights, preferences and priorities of such series as the Board of Directors may be permitted to fix under the laws of the State of Delaware or, if the Reincorporation Proposal is not approved, the laws of the State of New Jersey, as in effect at the time such series is created.

         Antitakeover Effect

         The adoption of the amendment would empower the Board of Directors, without shareholder approval, to issue a block of Preferred Stock to persons friendly to or affiliated with the Company's management and having terms, including voting power, which may have the effect of deterring or discouraging, among other things, a non-negotiated tender or exchange offer for the Company's stock, a proxy contest for control of the Company, the assumption of control of the Company by a holder of a large block of the Company's stock, and the removal of the Company's management. The proposed amendment is not the result of any effort to obtain control of the Company or to accumulate the Company's stock that is known to management of the Company, and the Company's management has no present intent to propose other antitakeover measures in the foreseeable future.

         The increase in the authorized but unissued shares of Preferred Stock could make a change in control of the Company more difficult to achieve. The flexibility to issue additional Preferred Stock can enhance the Board's arm's-length bargaining capability on behalf of the Company's stockholders in a take-over situation, and the ability to designate the rights of, and to issue, such stock could be used by an incumbent board to make a change of control of the Company more difficult. The Board has no present intention to use the Preferred Stock for such a purpose. The Company is not aware of any present effort to effect a change of control or takeover of the Company.

         Although the purpose of seeking an increase in the number of authorized capital stock is not intended for anti-takeover purposes, SEC rules require disclosure of charter and bylaw provisions that could have an anti-takeover effect.

         The Board of Directors represents that it will not, without prior stockholder approval, issue any Preferred Stock, the principal intent of which is to have an anti-takeover effect, or assist in the implementation of a stockholder rights plan. No Preferred Stock will be issued with the purpose of providing a block of voting power in support of management.

         As described above, as a condition to the closing under the Securities Purchase Agreement, Axess canceled the Axess Debt in exchange for, among other things the issuance of the Preferred Stock Warrant and an agreement by the Company to recommend that the Stockholders approve (i) an amendment to the Company's certificate of incorporation designating the terms of a class of preferred stock in respect of the Preferred Stock Warrant (the "Series A Preferred Stock") and (ii) the issuance of such Series A Preferred Stock.

         The material terms of the Series A Preferred Stock are as follows:

         Dividends. No dividends will accrue or be payable with respect to the Series A Preferred Stock.

         Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of Series A Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to the holders of its capital stock, whether such assets are capital, surplus or earnings, an amount in cash equal to $1,000,000 before any payment shall be made or any assets distributed to the holders of any Common Stock or any other class or series of capital stock of the Company. If the assets of the Company are not sufficient to pay in full the payments payable to the holders of outstanding shares of the Series A Preferred Stock, then such holders shall share equally and ratably in any distribution of assets.

         Redemption. On each of the first 5 anniversaries of the closing under the Securities Purchase Agreement (March 6, 2000), until all 1,000 shares have been redeemed, the Series A Preferred Stock will be subject to a mandatory redemption of 200 shares at a price per share of $1,000.

         Voting Rights. Holders of the Series A Preferred Stock, in their capacity as such, shall not be entitled or permitted to vote, except as otherwise required under applicable law and as set forth in the Company's certificate of incorporation.

         Conversion. Each share of Series A Preferred Stock will be convertible at the holder's option, during the redemption period, into 1,000 shares of Common Stock (such number of shares being subject to adjustment pursuant to the certificate of incorporation) at a conversion price per share of Common Stock of $1.00 (as such price may be adjusted from time to time pursuant to the certificate of incorporation).

         Anti-dilution Protection. The Series A Preferred Stock will be protected against dilution and the certificate of incorporation provides that the holder of any shares of Series A Preferred Stock shall at all times after the date of issuance be entitled to receive upon exercise of the conversion privilege no less than the same proportionate ownership of all of the outstanding shares of the capital stock and other securities of the Company (including without limitation proportionate voting rights) as the holder of Series A Preferred Stock would receive if such exercise rights would have been exercised on the date of issuance

         The foregoing description of the terms of the Series A Preferred Stock is qualified in its entirety by the complete terms of the Series A Preferred Stock set forth in Newco's Certificate of Incorporation in Annex II hereto.

         If the Proposal to Authorize Preferred Stock is approved by the requisite vote of stockholders, it will become effective upon the date the Reincorporation Merger is effected if the Reincorporation Proposal is approved by the Stockholders, or on the date a certificate of amendment is filed in New Jersey, the Company's state of incorporation, if the Reincorporation Proposal is not so approved.

         The Board of Directors unanimously recommends that you vote "FOR" the proposal to authorize the issuance of Preferred Stock in the Company.

       PROPOSAL No. 5 -- APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

         The following summary description of the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") is qualified in its entirety by reference to the 2000 Stock Option Plan attached hereto as Annex V.

                         Summary Description Of The Plan

         Substantially all of the shares authorized for issuance under the 1996 Stock Option Plan have been allocated. As a result, on April 11, 2000, the Company's Board of Directors adopted the 2000 Stock Option Plan, subject to approval by the stockholders of the Company. Under the 2000 Stock Option Plan, all Company employees are eligible for awards of incentive or non-qualified stock options and consultants of the Company or any Affiliate (as defined in the 2000 Stock Option Plan) of the Company capable of contributing significantly to the successful performance of the Company are eligible for awards other than incentive stock options. The Company believes that awards under the 2000 Stock Option Plan provide employees and consultants an incentive to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company, thereby contributing to the Company's success. A total of 1,000,000 shares of Common Stock have been reserved for issuance under the 2000 Stock Option Plan. As of April 10, 2000, the market value of the Common Stock covered by the 2000 Stock Option Plan was $8,125,000. Upon approval of the 2000 Stock Option Plan by the stockholders, the Company intends to register, on a Form S-8 to be filed with the Securities and Exchange Commission, the shares of Common Stock subject to options granted under the 2000 Stock Option Plan.

         The Company's Board of Directors or a Committee it appoints (the "Committee") administers the 2000 Stock Option Plan and to the extent permitted by applicable law, has the authority to delegate to one or more executives of the Company the power to grant awards to participants who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16").


         Optionees will enter into stock option agreements setting forth the terms and conditions under which options are granted under the 2000 Stock Option Plan. The options are to be granted at an exercise price that is not less than 100% of the fair market value of the Company's Common Stock at the date of grant in the case of incentive stock options and not less than 85% of the fair market value of the Common Stock on the grant date in the case of non-qualified stock options. The calculation of fair market value is based on the closing price of the Company's Common Stock on the OTCBB on the last trading day prior to the grant date. Each option granted pursuant to the 2000 Stock Option Plan is exercisable at such times and subject to such terms and conditions as the Board of Directors or the Committee may specify in the applicable award or thereafter. The consideration to be paid for the optioned shares shall be payment in cash or by personal check, cashier's check, certified check or wire transfer, unless payment in some other manner is approved by the Board of Directors, including by promissory note or other shares of the Company's Common Stock. The term of each option shall be 10 years from the grant date, unless the Committee determines a shorter period. If an optionee ceases to be an employee or consultant of the Company for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee and set forth in the option agreement) after the date of termination of service to the Company, exercise the option to the extent that he or she was entitled to exercise it at the date of termination of service, provided that no option may be exercised after the expiration of the option period. If an optionee ceases to be an employee or consultant as a result of permanent and total disability or death, the vested portion of the option may be exercised at any time within twelve (12) months after the date of termination of service (or such other period of time as is determined by the Committee and set forth in the option agreement), provided that no option may be exercised after the expiration of the option period.


         In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the 2000 Stock Option Plan, then the Committee shall equitably adjust any or all of (i) the number and kind of shares in respect of which awards may be made under the 2000 Stock Option Plan, (ii) the number and kind of shares subject to outstanding awards, and (iii) the exercise price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding award, provided that the number of shares subject to any award shall always be a whole number.

         The Board of Directors of the Company may amend, suspend or terminate the 2000 Stock Option Plan at any time, except that no amendment may be made without approval of the Company's stockholders if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16.

                     Certain Federal Income Tax Consequences

         Incentive Stock Options

         Neither the grant, nor the exercise, of an incentive stock option will result in income being recognized by the optionee. If the stock obtained by the exercise of the incentive stock option is sold more than one year after exercise and at least two years after the grant of the option, the entire difference between the option price and the sale price of the stock will be reportable as long term capital gain. Under such circumstances, the Company will not be entitled to any deduction relating to the optionee's sale. If the optionee does not hold the shares for the requisite one and two-year periods, at the time of disposition of the shares, he will recognize ordinary income measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. If the shares are disposed of at a price in excess of their fair market value on the exercise date, such excess will be treated as a capital gain. Such capital gain will be short-term if the period between the exercise and disposition is one year or less, or long-term if such period exceeds one year. The Company will be entitled to a deduction on such disposition equal to the ordinary income recognized by the optionee. If the optionee disposes of the shares prior to the satisfaction of the one and two-year periods, and the amount realized on that disposition is less than the fair market value on the exercise date, the optionee will recognize ordinary income measured by the excess of the amount realized over the exercise price. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee.

         The excess of the fair market value of the shares over the exercise price on the date of exercise, while not resulting in taxable income, will increase the optionee's alternative minimum taxable income, which in turn, may result in the optionee being subject to the alternative minimum tax for that year.

         Non-Qualified Stock Options

         An optionee will not recognize any income on the grant of a non-qualified option. However, on the exercise of the non-qualified option, income will be recognized measured by the excess of the fair market value of the stock over the exercise price. The income recognized by the exercise will be ordinary income, and the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. If the optionee is an employee at the time of exercise, the ordinary income will be considered wages and subject to withholding.

         Upon a subsequent sale of the shares obtained by the exercise of the non-qualified option, the optionee will recognize a capital gain or loss measured by the difference between the sale price and the fair market value of the shares on the exercise date.

         The Board Of Directors Recommends that Stockholders Vote "FOR" the Approval of the 2000 Stock Option Plan.

                PROPOSAL No. 6 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         On March 17, 2000, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Board of Directors of the Company, as well as the member of the Audit Committee, participated in and approved the decision to change independent accountants. In connection with its audits for the two most recent fiscal years and through March 17, 2000, there had been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through March 17, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v) promulgated by the SEC).

         The Board of Directors has appointed Mahoney Cohen & Company, certified public accountants, as the independent certified public accountants of the Company for the fiscal year ending December 31, 2000. The Board of Directors desires to obtain the Stockholders' ratification of such appointment. A resolution ratifying the appointment will be offered at the Annual Meeting. If the resolution is not adopted, the adverse vote will be considered as direction to the Board of Directors to select other accountants. Ratification requires the affirmative vote by holders of at least a majority of the shares of Common Stock voting on such matter. Representatives of Mahoney Cohen & Company are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement, although they are currently not expected to do so. The representatives are expected to be available to respond to appropriate questions.

         The Board of Directors recommends that the Stockholders vote "FOR" the ratification of Mahoney Cohen & Company as the Company's independent accountants for the fiscal year ending December 31, 2000.

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

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters which are to be brought before the Annual Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the Proxy to vote in accordance with their discretion pursuant to the terms of the proxy.

                            PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the Company's executive offices on or before January 8, 2001 for inclusion in the Company's Proxy Statement with respect to such meeting.

                                             RHEOMETRIC SCIENTIFIC, INC.




                                             By Robert M. Castello, Chairman and
                                                Chief Executive Officer



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY.

                                                                         ANNEX I


                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER, dated as of June __, 2000, by and between Rheometric Scientific, Inc., a Delaware corporation ("Rheometric Delaware"), and Rheometric Scientific, Inc., a New Jersey corporation ("Rheometric New Jersey") and the sole shareholder of Rheometric Delaware.


         WHEREAS, the Board of Directors and the shareholders of each of Rheometric Delaware and Rheometric New Jersey have each approved the merger of Rheometric New Jersey with and into Rheometric Delaware in accordance with the General Corporation Law of the State of Delaware (the "GCL") and the New Jersey Business Corporation Act (the "NJBCA") upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Rheometric Delaware and Rheometric New Jersey hereby agree as follows:

    1. The Merger. Upon the terms and conditions hereof, and in accordance with the GCL and the NJBCA, at the Effective Time (as defined below), Rheometric New Jersey shall be merged with and into Rheometric Delaware (the "Merger").

    2. Effective Time. As soon as practicable following the execution hereof Rheometric New Jersey and Rheometric Delaware shall file with the Secretary of State of the State of Delaware a certificate of ownership and merger executed in accordance with the relevant provisions of the GCL, and Rheometric Delaware and Rheometric New Jersey shall file with the Secretary of State of the State of New Jersey a certificate of merger executed in accordance with the relevant provisions of the NJBCA. The Merger shall become effective at the time each such filing is completed (the "Effective Time").

    3. Effects of the Merger. The Merger shall have the effects set forth in the GCL and the NJBCA. Without limiting the generality of the foregoing, at the Effective Time: (a) the separate existence of Rheometric New Jersey shall cease;
(b) Rheometric Delaware as the surviving corporation (the "Surviving Corporation") shall possess all of the rights, privileges, powers, immunities, purposes and franchises, both public and private, of each of Rheometric New Jersey and Rheometric Delaware; (c) all real and personal property, tangible and intangible of every kind and description belonging to Rheometric New Jersey and Rheometric Delaware shall be vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest therein vested in either Rheometric New Jersey or Rheometric Delaware shall not revert or in any way be impaired by reason of the Merger; and (d) the Surviving Corporation shall assume all the obligations of Rheometric New Jersey.

    4. Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of Rheometric Delaware shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

    5. Directors. The directors of Rheometric New Jersey at the Effective Time shall be the initial directors of the Surviving Corporation, until their successors shall have been duly elected or appointed and qualified.

    6. Officers. The officers of Rheometric New Jersey at the Effective Time shall be the initial officers of the Surviving Corporation, until their successors shall have been duly appointed.

    7. Conversion of Stock of Rheometric Delaware and Rheometric New Jersey.

         (a) At the Effective Time, each share of common stock, no par value per share, of Rheometric New Jersey (the "Rheometric New Jersey Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of common stock, $.01 par value per share, of Rheometric Delaware (the "Rheometric
Delaware Common Stock"). Upon the surrender to Rheometric Delaware of any certificates evidencing shares of Rheometric New Jersey Common Stock by any holder thereof, Rheometric Delaware agrees to issue to such holder certificates evidencing an equal number of shares of Rheometric Delaware Common Stock.

         (b) Each share of capital stock of Rheometric Delaware issued and immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist.

    8. Warrants, Options and Debentures. At the Effective Time, any warrants or options to purchase shares of Rheometric New Jersey Common Stock, and any rights to receive Rheometric New Jersey Common Stock upon conversion of any debentures or other instruments (collectively, the "Rights") issued by Rheometric New Jersey and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holders of the Rights, be converted into and become warrants, options or rights to purchase or receive, as the case may be (the "New Rights"), an equal number of shares of Rheometric Delaware Common Stock upon substantially the same terms and conditions as the Rights and any other rights and obligations contained in the certificates evidencing the Rights shall be deemed to be and shall become the rights and obligations of Rheometric Delaware. At the Effective Time, by its signature below, Rheometric Delaware assumes absolutely, unconditionally and irrevocably the obligations of Rheometric New Jersey under the certificates and other instruments evidencing the Rights. At the Effective Time, Rheometric Delaware agrees to reserve for issuance shares of Rheometric Delaware Common Stock equal in number to the number of shares of Rheometric New Jersey Common Stock for which the New Rights may be exercised. Upon the surrender to Rheometric Delaware of any certificate or other instrument evidencing Rights by any holder of Rights, Rheometric Delaware agrees to issue to any such holder a certificate or other instrument, as the case may be, evidencing New Rights to purchase that number of shares of Rheometric Delaware Common Stock equal to the number of shares of Rheometric New Jersey Common Stock for which the Rights so surrendered were exercisable.

    9. Other Actions. From and after the Effective Time, the parties hereto shall take such other and further actions, in addition to the filings described in paragraph 1, as may be required by law to make the Merger effective.

    10. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

    11. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    12. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement except for Sections 7 and 8 hereof (which are intended to be for the benefit of the persons referred to therein, and may be enforced by such persons).

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer, all as of the day and year first above written.

                                               RHEOMETRIC SCIENTIFIC, INC.
                                               a New Jersey corporation


                                               By:
                                                  -----------------------------

                                               RHEOMETRIC SCIENTIFIC, INC.
                                               a Delaware corporation


                                               By:
                                                   ----------------------------

                                                                        ANNEX II


                          CERTIFICATE OF INCORPORATION
                                       OF
                           RHEOMETRIC SCIENTIFIC, INC.

         The undersigned, for the purpose of organizing a corporation (the "Corporation") pursuant to the provisions of the General Corporation Law of the State of Delaware ("DGCL"), does make and file this Certificate of Incorporation and does hereby certify as follows:

         FIRST: Name. The name of the corporation is Rheometric Scientific, Inc.

         SECOND: Registered Office. The registered office of the Corporation is to be located at 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The name of its registered agent is The Corporation Trust Company, whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

         THIRD: Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

         FOURTH: Capitalization. The aggregate number of shares of stock which the Corporation is authorized to issue is Fifty Million (50,000,000) shares, of which: Forty Nine Million (49,000,000) shares shall be Common Stock, $.01 par value per share ("Common Stock"); and One Million (1,000,000) shares shall be Preferred Stock, no par value ("Preferred Stock").

         The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation:

                        I. Undesignated Preferred Stock.

         Subject to the limitations prescribed by law, and in addition to the description of the Series A Convertible Redeemable Preferred Stock as hereinafter set forth in Article FIFTH hereof, the Board of Directors of the Corporation shall have the authority to cause the issuance of one or more series of Preferred Stock and with respect to each such series, to fix by resolution or resolutions providing for the issuance of such series, the number of shares of such series, the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The Board of Directors shall have all powers and rights with respect to the Preferred Stock which are not inconsistent with any limitations prescribed by law or this Article FOURTH, including, but not limited to, the determination or fixing of the following:

              (i) The designation and number of shares of such series;

              (ii) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative;

              (iii) Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

              (iv) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

              (v) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other conditions of such conversion or exchange;

              (vi) The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise;

              (vii) The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

              (viii) Notwithstanding any other provision of this Article FOURTH, the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

         Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of Preferred Stock shall have no voting power with respect to any matter whatsoever.

                                II. Common Stock

         The Common Stock shall rank junior to the Preferred Stock with respect to payment of dividends and distribution on liquidation, dissolution or winding up of the Corporation.

         Except as required by law or as otherwise provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, all voting rights shall be vested in the holders of the Common Stock. At each meeting of stockholders of the Corporation, each holder of Common Stock shall be entitled to one vote for each share on each matter to come before the meeting.

         FIFTH: Series A Convertible Redeemable Preferred Stock.

         There is hereby designated a Series A Preferred Stock, with the following preferences and relative participation, optional and other rights, qualifications, and limitations.

                             I. Certain Definitions.

                  As used in this Article FIFTH, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "Affiliate" an "Affiliate" of a person shall have the meaning set forth in Rule 12b-2 of the Exchange Act as in effect on the date hereof and, in addition, shall include "Associates" (as defined in Rule 12b-2 of the Exchange Act as in effect on the date hereof) of such person and its Affiliates.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Business Day" means a day other than a Saturday, Sunday, national or Delaware State holiday or other day on which commercial banks in Delaware are authorized or required by law to close.

         "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock of any kind or nature whatsoever.

         "Common Stock" means the Common Stock, $.01 par value per share, of the Corporation and any other class of common stock hereafter authorized by the Corporation from time to time.

         "Constituent  Entity"  has the  meaning  specified  in  Article  FIFTH,
Section VIII(A)(e) hereof.

         "Conversion Agent" has the meaning specified in Article FIFTH, Section VIII(A) hereof.

         "Conversion Price" has the meaning specified in Article FIFTH, Section VIII(A) hereof.

         "Conversion Shares" has the meaning specified in Article FIFTH, Section VIII(A) hereof.

         "Corporation" has the meaning specified in Article FIRST.

         "Current Market Price": per share of Common Stock at any date: the average of the daily market prices over a period of 20 consecutive business days before such date. The market price for each such business day shall be the last sale price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or if the Common Stock is not then listed or admitted to trading on any stock exchange, the market price for each such business day shall be the average of the closing bid and asked prices on such day in the over-the-counter market, as reported through the NASD Over-the-Counter Bulletin Board. If and so long as there shall be no exchange or over-the-counter market for the Common Stock during the 20-day period prior on which Current Market Price is to be determined, the Current Market Price shall be determined by the Board of Directors in good faith and on a reasonable basis; provided, however, that in case the Corporation makes an underwritten public offering of shares of Common Stock, for purposes of the adjustment, if any, pursuant to Section XIV, the Current Market Price with respect to such shares shall be deemed to be the price to the public shown in the final prospectus used in connection with such public offering.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Securities": Common Stock or other securities issued (i) pursuant to the exercise of the conversion privileges hereunder, (ii) pursuant to a bona fide underwritten public offering registered under the Securities Act of 1933, as amended, (iii) pursuant to the exercise of options or rights granted or available to employees of the Corporation pursuant to a Corporation stock option plan or stock purchase plan in existence on December 31, 1998 or thereafter duly approved by the stockholders of the Corporation, (iv) pursuant to any acquisition agreement or plan of merger or consolidation that provides for the acquisition by the Corporation of capital stock or assets if either (A) the number of shares of Common Stock issued pursuant to this clause (iv) in any given acquisition transaction does not exceed 20% of the number of shares of Common Stock outstanding immediately prior to giving effect to such issuance, or
(B) the issuance of Common Stock in such acquisition transaction is approved by the holders of a majority of the outstanding Common Stock of the Corporation, and (v) in connection with any exercise of any of the warrants or options described in Schedule 2.2. of the Stock Purchase Agreement or issued under any security, right or option issued or granted pursuant to the Stock Purchase Agreement.

         "Holder" means a registered holder of shares of Series A Stock.

         "Liquidation Preference" means the Original Liquidation Preference on the Series A Stock.

         "Original Issue Date" means the date on which shares of Series A Stock were first issued by the Corporation.

         "Original Liquidation Preference" means $1,000 per share of Series A Stock.

         "Permitted Transferee" means for the purposes of this Agreement, in the case of Investor (as defined in the Stock Purchase Agreement) or any Permitted Transferee of Investor, (i) the members of Investor, (ii) the spouse or children or grandchildren (in each case, natural or adopted) or any trust for the sole benefit of the spouse or children or grandchildren (in each case, natural or adopted) of any member of Investor, (iii) the heirs, executors, administrators or personal representatives upon the death of any member of Investor or upon the incompetency or disability of any member of Investor for purposes of the protection and management of the assets of such member, and (iv) any Affiliate of Investor or its members.

         "Person" means any individual, general partnership, limited partnership, limited liability company, corporation, trust, joint stock company, association, joint venture or any other entity or organization, whether or not a legal entity, including a government or political subdivision or an agency or instrumentality thereof.

         "Redemption Date" has the meaning specified in Article Fifth, Section VI(B)(i)(b) hereof.

         "Redemption Notice" has the meaning specified in Article Fifth, Section VI(B)(i) hereof.

         "Redemption Price" has the meaning specified in Article Fifth, Section VI(A)(i) hereof.

         "SEC" means the Securities and Exchange Commission.

         "Series A Stock" means the Series A Convertible Redeemable Preferred Stock.

         "Stock Purchase Agreement" means the Securities Purchase Agreement dated as of February 17, 2000, among the Corporation, Axess Corporation and the Investor (as defined therein).

         "Subsidiaries" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or similar offices thereof is at the time owned or controlled directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or any combination thereof) and (ii) any partnership (a) the sole general partner or the managing partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Trigger Event" means such time as the Investor (as defined in the Stock Purchase Agreement) or any Permitted Transferee is no longer the beneficial owner in the aggregate of at least 6,303,000 shares of Common Stock, no par value per share, of the Corporation, as such number of shares may be adjusted from time to time hereafter in the event that the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a lesser number of shares, or issue by reclassification of its shares of Common Stock any shares of the Corporation, or in the case any other similar event occurs.

                                II. Designation.

         The series of preferred stock authorized hereunder shall be designated as the "Series A Convertible Redeemable Preferred Stock." The number of shares constituting such series shall be equal to 1,000. The par value of the Series A Stock shall be $.01 per share of Series A Stock, and the Original Liquidation Preference of the Series A Stock shall be $1,000 per share.

                          III. Ranking; Subordination.

         (A) The Series A Stock shall rank, with respect to distributions upon the liquidation, dissolution or winding-up of the Corporation, senior to all classes or series of Common Stock, preferred stock or other Capital Stock of the Corporation, except as provided in Section VII (C) (iv) hereof.

         (B) The Series A Stock shall be subordinate at all times and in all material respects to any obligations of the Corporation to its primary lender.

                                 IV. Dividends.

         No dividends will accrue or be payable with respect to the Series A Stock.

                           V. Payment on Liquidation.

         Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the Holders will be entitled to receive out of the assets of the Corporation available for distribution to the holders of its Capital Stock, whether such assets are capital, surplus or earnings, an amount in cash equal to the Liquidation Preference, before any payment shall be made or any assets distributed to the holders of any Common Stock or any other class or series of Capital Stock of the Corporation. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, the assets of the Corporation are not sufficient to pay in full the payments payable to the holders of outstanding shares of the Series A Stock, then such holders shall share, equally and ratably in any distribution of assets in proportion to the full payments, determined as of the date of such voluntary or involuntary liquidation, dissolution or winding-up, to which they are entitled by virtue of being Holders of Series A Stock. For purposes hereof, a Trigger Event shall be deemed to be a liquidation.

                                 VI. Redemption.

         (A) Mandatory Redemption. On each of the following anniversaries of the Closing Date (as defined in the Stock Purchase Agreement) (each, a "Mandatory Redemption Date"), the Corporation shall redeem from any source of funds legally available therefor, in the manner provided in Article FIFTH, Section VI(B) below, the shares of the Series A Stock indicated below at the "Redemption Price."


------------------------------- ---------------------------- ---------------------------- ----------------------------
         Anniversary            No. of Shares of Series A            Price/Share                     Total
                                           Stock
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1st                            200                        $1,000                      $200,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2nd                            200                        $1,000                      $200,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3rd                            200                        $1,000                      $200,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4th                            200                        $1,000                      $200,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             5th                            200                        $1,000                      $200,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
            TOTAL                          1,000                                                  $1,000,000
------------------------------- ---------------------------- ---------------------------- ----------------------------

         The Corporation shall not enter into any agreement that would prohibit or restrict its ability to redeem the Series A Stock on the Mandatory Redemption Date in accordance with Article FIFTH Section VI hereof. Notwithstanding anything in the contrary contained herein, upon the occurrence of a Trigger Event, the Company shall redeem, in accordance with the procedure provided in Article FIFTH, Section (B) below, all outstanding Series A Stock in full. Any Series A Stockholder may elect to convert the Series A Stock held by such Holder prior to the date set for redemption in accordance with the conversion provisions set forth in Article FIFTH, Section VIII hereof. The redemption of the Series A Stock shall take place not more than thirty (30) days following the occurrence of a Trigger Event.

         (B) Procedure for Redemption. (i) Not more than sixty (60) and not less than thirty (30) days prior to the date fixed for any redemption of the Series A Stock, written notice (the "Redemption Notice") shall be given by first-class mail, postage prepaid by the Corporation to each Holder of record of shares to be redeemed on the record date fixed for such redemption of the Series A Stock at such Holder's address as the same appears on the security register maintained by the Corporation. The Redemption Notice shall state:

         (a) the Redemption Price;

         (b) the date fixed for redemption (the "Redemption Date");

         (c) that the Holder is to surrender to the Corporation, at the place or places, which shall be designated in such Redemption Notice, its certificates representing the shares of Series A Stock to be redeemed;

         (ii) On or before the Redemption Date, each Holder of Series A Stock to be redeemed shall surrender the certificate or certificates representing such shares of Series A Stock to the Corporation, in the manner and at the place designated in the Redemption Notice, and on the Mandatory Redemption Date the full Redemption Price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. For any Holder to whom a Redemption Price in excess of $10,000 is payable, if such Holder notifies the Corporation in writing prior to the Mandatory Redemption Date that it elects to receive payment of the Redemption Price by wire transfer, then payment shall be made in such manner to the account specified in such notice.

         (iii) If a Redemption Notice shall have been duly given, and if, on or before the Redemption Date specified therein, all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the Series A Stock called for redemption so as to be and continue to be available therefor in a manner reasonably satisfactory to the Holders of a majority of the shares of Series A Stock called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall be deemed no longer outstanding, and all rights with respect to such shares shall forthwith on such Mandatory Redemption Date cease and terminate, except only the right of the Holders thereof to receive the amount payable on redemption thereof.

         (iv) Each Holder of Series A Stock may at its sole discretion waive its right to receive the proceeds of a redemption hereunder by giving written notice within 24 hours of a Redemption Date as to any particular Redemption Date. The waiver of this right as to any particular Redemption Date shall have no effect on the right to receive proceeds on any subsequent Redemption Date.

                               VII. Voting Rights.

         (A) Holders of the Series A Stock, in their capacity as such, shall not be entitled or permitted to vote, except as otherwise required under Delaware law and as set forth below.

         (B) Without the approval of Holders of at least 90% of the shares of Series A Stock then outstanding, voting or consenting, as the case may be, separately as a single class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose, the Corporation will not, directly or indirectly, amend, modify or repeal the Certificate of Incorporation (including without limitation by filing any other certificate of designation) or by-laws of the Corporation so as to adversely affect in any manner, or take any other action that may adversely affect in any manner, the specified designations, rights, preferences, privileges or voting rights of the Series A Stock.

         (C) So long as any Series A Stock is outstanding, the Corporation shall not, without the consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of Series A stockholders of record that hold at least a majority of the outstanding Series A Stock voting as a separate class:

         (i) directly or indirectly, redeem, purchase or otherwise acquire for value, or set apart money or other property for the mandatory purchase or other analogous fund for the redemption, purchase or acquisition of, any shares of Common Stock other than those relating to the buyback of any employee or management owned Common Stock.

         (ii) amend, alter or repeal, in any manner whatsoever, the designations, powers, preferences, relative participating, optional or otherwise special rights, qualifications, limitations and restrictions of the Series A Stock;

         (iii) increase the number of shares of Series A Stock of the Corporation authorized to be issued;

         (iv) reclassify any shares of the Corporation's Capital Stock as shares ranking senior to or on parity with the Series A Stock with respect to rights on liquidation, redemption or for payment of any dividend or distribution other than in liquidation; provided that, however, the Corporation may issue up to 1,000 shares of a series of Preferred Stock which shall be pari-passu with the Series A Stock; and provided further that the conversion price, conversion ratio and redemption or distribution provisions of such new series shall be on terms no more favorable than those of the Series A Stock.

         (D) In any case in which the Holders of Series A Stock shall be entitled to vote hereunder or otherwise be entitled to vote pursuant to Delaware law, each Holder of shares of Series A Stock shall be entitled to such number of votes that would attach to the number of shares of Common Stock that would have been issued had such shares of Series A Stock been converted immediately prior to the record date in respect of such vote.

         (E) The Corporation shall not issue shares of Series A Stock other than the 1,000 shares originally issued.

                                VIII. Conversion.

         (A) General Rights. Each share of Series A Stock shall be convertible at Holder's option, during the redemption period, into 1,000 shares of Common Stock (such number of shares being subject to adjustment pursuant to this Section VIII) at a conversion price per share of Common Stock of $1.00 (as such price may be adjusted from time to time pursuant to this Section VIII, the "Conversion Price").

         In order to exercise the conversion privilege, a Holder shall surrender the certificate(s) representing such shares, accompanied by transfer instrument(s) reasonably satisfactory to the Corporation, at any of the offices or agencies maintained for such purpose by the conversion agent designated by the Corporation (the "Conversion Agent") and shall give written notice to the Corporation that the Holder elects to convert such shares. The initial Conversion Agent shall be the Corporation. Such notice shall also state the name(s), together with address(es), in which the certificate(s) for shares of Common Stock shall be issued and the effective date of such conversion, which shall be a date within 10 Business Days after the mailing of such notice. As promptly as practicable after the surrender of such shares of Series A Stock as aforesaid, the Corporation shall at the office of such Conversion Agent, issue and deliver to such Holder, or on its written order, to a Person designated by such Holder, certificate(s) representing the number of full shares of Common Stock issuable upon the conversion of such shares of Series A Stock in accordance with the provisions hereof ("Conversion Shares"), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided for below. If the conversion occurs before the Conversion Shares have been registered with the SEC, then they shall bear an appropriate restrictive legend regarding the fact that they have not been registered. Certificates will be issued representing the balance of any remaining shares of Series A Stock in any case in which fewer than all of the shares of Series A Stock represented by a certificate are converted. Each conversion shall be deemed to have been effected immediately prior to the close of business on the Business Day specified by the Holder in the transfer instruments referred to above (provided that the shares of Series A Stock shall have been surrendered to the Corporation as aforesaid), and the Person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of the Common Stock represented thereby at such time. In either circumstance, such conversion shall be at the Conversion Price in effect on the date specified in such transfer instruments.

         Any fractional interest in a share of Common Stock resulting from conversion of any share(s) of Series A Stock may, at the option of the Corporation, be paid in cash (computed to the next highest cent) based on the last reported sale price of the Common Stock on the last trading day prior to the date on which such share or shares of Series A Stock are converted in the manner set forth above. If more than one certificate representing shares of Series A Stock shall be surrendered for conversion at one time by the same Holder, the number of shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Stock represented by such certificates which are to be converted.

         (B)(i) In order to prevent dilution of the conversion right granted hereunder, the Conversion Price and the number of shares of Common Stock into which each share of Series A Stock shall be convertible shall be subject to adjustment from time to time in accordance with this Section VIII(B). Upon each adjustment of the Conversion Price pursuant to this Section VIII(B), the Holder shall thereafter be entitled to acquire upon conversion under Section VIII(A), at the Applicable Conversion Price (as hereinafter defined), the number of shares of Common Stock obtainable by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Applicable Conversion Price resulting from such adjustment.

         The Conversion Price in effect at the time of the exercise of conversion rights hereunder set forth in Section VIII(A) shall be subject to adjustment from time to time as follows:

         (a) If at any time after the date of issuance hereof the Corporation shall grant or issue any shares of Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities") other than:

         (i) Excluded Securities; or

         (ii) shares issued, subdivided or combined in transactions described in
Section VIII(C) if and to the extent that the number of shares of Common Stock received upon conversion of the Series A Stock shall have been previously adjusted pursuant to Section VIII(C) as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the lower of (1) the Conversion Price in effect immediately prior to such issuance or sale (the "Applicable Conversion Price"), or (2) the Current Market Price per share of Common Stock on the date the Corporation fixed the offering price of such additional shares (the "Applicable Market Price"), then the Applicable Conversion Price shall, and thereafter upon each issuance or sale for a consideration per share which is less than the lower of the Applicable Conversion Price or the Applicable Market Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Conversion Price shall equal a price determination by multiplying the Applicable Conversion Price by a fraction, the numerator of which shall be:

              (A) the sum of (x) the total number of shares of Common Stock outstanding when the Applicable Conversion Price became effective, plus (y) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with subsection (B)(iii) for the issuance or sale of such additional Common Stock or securities convertible into Common Stock ("Convertible Securities") deemed to be an issuance of Common Stock as provided in subsection (B)(iv), would purchase (including any consideration received by the Corporation upon the issuance of any shares of Common Stock since the date the Applicable Conversion Price became effective not previously included in any computation resulting in an adjustment pursuant to this Section VIII(B) at the Applicable Conversion Price;

and the denominator of which shall be

              (b) the total number of shares of Common Stock outstanding (or deemed to be outstanding as provided in subsection (B)(iv) hereof) immediately after the issuance or sale of such additional shares.

         If, however, the Applicable Conversion Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Conversion Price specified in Section VIII(A), as appropriate, the Applicable Conversion Price shall be such initial Conversion Price.

         Upon each adjustment of the Conversion Price pursuant to this subsection (i), the total number of shares of Common Stock into which the Series A Stock shall be convertible shall be such number of shares (calculated to the nearest tenth) purchasable at the Applicable Conversion Price multiplied by a fraction, the numerator of which shall be the Conversion Price in effect immediately prior to such adjustment and the denominator of which shall be the Conversion Price in effect immediately after such adjustment.

         Notwithstanding anything to the contrary in this subsection (B), if the Corporation issues additional shares of Common Stock or Convertible Securities for a price per share of Common Stock in the case of the issuance of Common Stock, or for a price per share of Common Stock deliverable upon exercise, conversion or exchange of such securities in the case of Convertible Securities, at a price per share less than the Applicable Conversion Price, but not less than the Current Market Price per share of Common Stock on the date the Corporation fixed the offering price of such additional shares, no adjustment of the Applicable Conversion Price shall be made unless the Corporation issues, or may be obligated to issue under any Convertible Securities, more than an aggregate of 3,000,000 shares of Common Stock, after which such adjustment shall be made pursuant to this subsection (B).

         (ii) Anything in this Section VIII to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in connection with the issuance of any Excluded Securities.

         (iii) For the purpose of subsection (B)(i), the following provisions shall also be applied:

              (a) In case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Corporation therefor shall be deemed to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensation or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, the issuance or sale of such shares.

              (b) In the case of the issuance of Convertible Securities, the consideration received by the Corporation therefor shall be deemed to be the amount of cash, if any, received by the Corporation for the issuance of such rights or options, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Corporation upon the exercise of such rights or options or payable to the Corporation upon conversion of such Convertible Securities.

              (c) In the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Corporation (irrespective of accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Corporation, the consideration shall be deemed to be the amount the Corporation received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accrued value to the date of such cancellations, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

              (d) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than Convertible Securities), the amount of the consideration received by the Corporation for such Common Stock shall be deemed to be the consideration received by the Corporation for such obligations or shares so converted or exchanged, before deducting from such consideration so received by the Corporation any expenses or commissions or compensation incurred or paid by the Corporation for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Corporation in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of he same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Corporation upon the original issuance of each of the obligations or shares so converted or exchange upon the original issuance of each of the obligations or shares so converted or exchange shall be deemed to be the average amount of the consideration received by the Corporation upon the original issuance of all such obligations or shares. The amount of consideration received by the Corporation upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion or exchange shall be determined in the same manner as provided in paragraphs (a) and (b) above with respect to the consideration received by the Corporation in case of the issuance of additional shares of Common Stock or Convertible Securities.

              (e) In the case of the issuance of additional shares of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Corporation, after fixing such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Conversion Price shall be required by reason of the fixing of such record date.

         (iv) For purposes of the adjustment provided for in subsection (B)(i) above, if at any time the Corporation shall issue any Convertible Securities, the Corporation shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

         (v) On the expiration, cancellation or redemption of any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be readjusted to such Conversion Price as would have been obtained (a) had the adjustments made upon the issuance or sale of such expired, canceled or redeemed Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered upon the exercise or conversion of such Convertible Securities (and the total consideration received therefor) and (b) had all subsequent adjustments been made on only the basis of the Conversion Price as readjusted under this subsection (B)(v) for all transactions (which would have affected such affected Conversion Price) made after the issuance or sale of such Conversion Securities.

         (vi) Anything in this Section VIII to the contrary notwithstanding, no adjustment to the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Conversion Price; provided, however, that any adjustments which by reason of this subsection
(B)(vi) are required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this Section VIII shall be made to the nearest cent.

         (C) In case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a lesser number of shares, or issue by reclassification of its shares of Common Stock any shares of the Corporation, or in the case any other similar event occurs, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holders of Series A Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have owned or been entitled to receive after the happening of any of the events described above if such shares of Series A Stock had been converted immediately prior to the happening of such event on the day upon which such subdivision, combination or reclassification, as the case may be, becomes effective. Such adjustment shall become effective immediately after the opening of business on the day following the day upon which such subdivision, combination, reclassification or other similar event becomes effective.

         (D) No Dilution Generally. The Corporation shall not take any action, directly or indirectly, to avoid or seek to avoid the observance or performance of any of the terms of this Article Fifth, but shall at all times in good faith assist in carrying out all of such terms and in the taking of all such action as may be necessary, appropriate or desirable in order to protect the rights of the holder of Series A Stock, it being the intent of this Section VIII (D) that the holder of any shares of Series A Stock shall at all times after the date hereof be entitled to receive upon exercise of the conversion privilege no less than the same proportionate ownership of all of the outstanding shares of the capital stock and other securities of the Corporation (including without limitation proportionate voting rights) as the holder of Series A Stock would receive if such exercise rights would have been exercised on the date hereof.

         (E) The Corporation shall be entitled, at its election, to make such reductions in the Conversion Price, in addition to those required by this
Section VIII, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from earnings) or other event shall be a tax free distribution for federal income tax purposes.

         (F) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly notify each Holder in writing of such adjustment, at its last address as the same appears on the securities register maintained by the Corporation.

         (G) In case of (i) any consolidation of the Corporation with, or merger of the Corporation into, any other entity, (ii) any merger of another entity into the Corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or (iii) any sale or transfer of all or substantially all of the assets of the Corporation, each Holder shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such share of Series A Stock might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock is not an entity with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Entity"), or an affiliate of a Constituent Entity and failed to exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised (a "non-electing share"), then for the purpose of this subsection (e) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holders, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as they may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares. Any such adjustment shall be evidenced by a certificate of independent public accountants and a notice of such adjustment filed and mailed in the manner set forth in subsection (d) above and containing the information set forth in such subsection (d), and any adjustment so certified shall for all purposes hereof conclusively be deemed to be an appropriate adjustment, absent manifest error. The above provisions shall similarly apply to successive consolidations, mergers, sales or transfers.

         In case:

         (i) of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

         (ii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then the Corporation shall cause to be filed with any Conversion Agent and shall cause to be mailed to each Holder at its last address as the same appears on the securities register maintained by the Corporation, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such actions, or, if the record is not to be taken, the date as of which the holders of Common Stock of record are to be determined, or (B) the date on which such consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up.

         (H) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series A Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the shares of Series A Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

         (I) The Corporation covenants that it will cause all shares of Common Stock which may be issued upon conversions of shares of Series A Stock to be, upon issue, duly and validly issued, fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

         (J) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Stock not theretofore converted.

                             IX. Covenant to Report.

         Whether or not the Corporation is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, the Corporation will deliver for filing with the SEC, all information, documents and reports specified in
Section 13 and Section 15(d) of the Exchange Act.

              X. Mutilated or Missing Series A Stock Certificates.

         If any of the Series A Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Stock certificate, or in lieu of and substitution for the Series A Stock certificate lost, stolen or destroyed, a new Series A Stock certificate of like tenor and representing an equivalent amount of shares of Series A Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Stock certificate and indemnity, if requested, reasonably satisfactory to the Corporation.

                       XI. Reissuance; Preemptive Rights.

         (A) Shares of Series A Stock that have been issued and reacquired in any manner, including shares purchased, redeemed or surrendered for conversion, may not be redesignated or reissued.

         (B) No shares of Series A Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities or such warrants, rights or options may be designated, issued, or granted.

                               XII. Business Day.

         If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or redemption shall be made on the immediately succeeding Business Day.

                                 XIII. Headings.

         The headings contained herein are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                        XIV. Severability of Provisions.

         If any right, preference or limitation of the Series A Stock set forth in this Certificate of Incorporation (as this Certificate of Incorporation may be amended from time to time) is invalid, unlawful or in capable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this Certificate of Incorporation, as amended, which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

                         XV. Notice to the Corporation.

         All notices and other communications required or permitted to be given to the Corporation hereunder shall be made by first-class mail, postage prepaid, to the Corporation at its principal executive offices at the following address:
Rheometric Scientific, Inc., One Possumtown Road, Piscataway, New Jersey 08854-2103, Attention: President). Minor imperfections in any such notice shall not affect the validity thereof.

                               XVI. Miscellaneous.

         All payments to Holders to be made "in cash" hereunder shall be made in U.S. dollars.


                                     * * *

         SIXTH: No Preemptive Rights. No stockholder of the Corporation shall have any preemptive or preferential right, nor be entitled to such as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of the Corporation of any class or series, whether issued for money or for consideration other than money, or of any issue of securities convertible into stock of the Corporation.

         SEVENTH: Meetings; Books and Records. Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Subject to the provisions of any law or regulation, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

         EIGHTH: Management of Business. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders: (a) Number and Election of Directors. The number of directors from time to time shall be fixed by, or in the manner provided in, the Bylaws of the Corporation, but shall not be less than three (3) nor more than nine (9). The election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

              (b) Bylaws. The original Bylaws of the Corporation shall be adopted by the sole incorporator. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

              (c) Corporate Powers and Authority. All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the Bylaws) shall be vested in and exercised by the Board of Directors.

         NINTH: Compromise or Arrangement. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provision of Section 291 of the DGCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

         TENTH: Limitation on Liability; Indemnification. The Directors of the Corporation shall be entitled to the benefits of all limitations on the liability of Directors generally that are now or hereafter become available under the DGCL. Without limiting the generality of the foregoing, to the fullest extent permitted by the DGCL, as it exists on the date hereof or as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,

(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article TENTH or any adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article TENTH shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal, modification or adoption.

         ELEVENTH: Reservation of Amendment Power. Subject to the limitations set forth herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

         TWELFTH: The name and mailing address of the sole incorporator is:

                  Name                            Mailing Address
                  ----                            ---------------

                  Scott E. Lerner, Esq.           Dechert Price & Rhoads
                                                  30 Rockefeller Plaza
                                                  New York, New York 10112



         The undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this ___ day of June __, 2000.



                                                   -----------------------------
                                                   Scott E. Lerner

                                                                      ANNEX III



================================================================================









                           RHEOMETRIC SCIENTIFIC, INC.

                            (a Delaware corporation)





                                     BYLAWS

















                     As adopted on June __, 2000






================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page


ARTICLE I         STOCKHOLDERS....................................................................................1
         Section 1.1.      Annual Meetings........................................................................1
         Section 1.2.      Special Meetings.......................................................................1
         Section 1.3.      Notice of Meetings; Waiver.............................................................1
         Section 1.4.      Quorum.................................................................................1
         Section 1.5.      Voting.................................................................................2
         Section 1.6.      Voting by Ballot.......................................................................2
         Section 1.7.      Adjournment............................................................................2
         Section 1.8.      Proxies................................................................................2
         Section 1.9.      Inspectors of Elections................................................................2
         Section 1.10.     Opening and Closing of Polls...........................................................3
         Section 1.11.     Stockholder Action by Written Consent..................................................3

ARTICLE II BOARD OF DIRECTORS.....................................................................................3
         Section 2.1.      General Powers.........................................................................3

         Section 2.2.      Number and Term of Office..............................................................3

         Section 2.3.      Election of Directors..................................................................4
         Section 2.4.      Annual and Regular Meetings............................................................4
         Section 2.5.      Special Meetings; Notice...............................................................4
         Section 2.6.      Quorum; Voting.........................................................................4


         Section 2.7.      Adjournment............................................................................4
         Section 2.8.      Action Without a Meeting...............................................................4


         Section 2.9.      Regulations; Manner of Acting..........................................................5
         Section 2.10.     Resignations...........................................................................5
         Section 2.11.     Removal of Directors...................................................................5
         Section 2.12.     Vacancies and Newly Created Directorships..............................................5

         Section 2.13.     Compensation...........................................................................5
         Section 2.14.     Reliance on Accounts and Reports, etc..................................................5




ARTICLE III COMMITTEES OF DIRECTORS AND ADVISORY BOARD............................................................6
         Section 3.1.      Committees of Directors................................................................6
         Section 3.2.      Proceedings............................................................................6
         Section 3.3.      Quorum and Manner of Acting............................................................6

         Section 3.4.      Action by Telephonic Communications....................................................6
         Section 3.5.      Absent or Disqualified Members.........................................................6
         Section 3.6.      Resignations...........................................................................6
         Section 3.7.      Removal................................................................................6

         Section 3.8.      Vacancies..............................................................................7
         Section 3.9.      Advisory Board.........................................................................7

ARTICLE IV OFFICERS...............................................................................................7
         Section 4.1.      Number.................................................................................7
         Section 4.2.      Election...............................................................................7
         Section 4.3.      Compensation...........................................................................7
         Section 4.4.      Removal and Resignation; Vacancies.....................................................7

         Section 4.5.      Authority and Duties of Officers.......................................................7
         Section 4.6.      Chairman of the Board..................................................................7

         Section 4.7.      Vice Chairman of the Board.............................................................8
         Section 4.8.      President..............................................................................8

                                      -i-




         Section 4.9.      Vice Presidents........................................................................8
         Section 4.10.     Secretary..............................................................................8

         Section 4.11.     Assistant Secretary....................................................................8

         Section 4.12.     Treasurer..............................................................................9
         Section 4.13.     Additional Officers....................................................................9
         Section 4.14.     Security...............................................................................9

ARTICLE V CAPITAL STOCK...........................................................................................9
         Section 5.1.      Certificates of Stock, Uncertificated Shares...........................................9

         Section 5.2.      Signatures; Facsimile..................................................................9
         Section 5.3.      Lost, Stolen or Destroyed Certificates.................................................9
         Section 5.4.      Transfer of Stock......................................................................9

         Section 5.5.      Record Date...........................................................................10
         Section 5.6.      Registered Stockholders...............................................................10

         Section 5.7.      Transfer Agent and Registrar..........................................................10

ARTICLE VI INDEMNIFICATION.......................................................................................10

         Section 6.1.      Nature of Indemnity...................................................................11
         Section 6.2.      Successful Defense....................................................................11

         Section 6.3.      Determination that Indemnification is Proper..........................................11
         Section 6.4.      Advance Payment of Expenses...........................................................11
         Section 6.5.      Procedure for Indemnification of Directors and Officers...............................11

         Section 6.6.      Survival; Preservation of Other Rights................................................12


         Section 6.7.      Insurance.............................................................................12
         Section 6.8.      Severability..........................................................................12
         Section 6.9.      Limitation on Liability...............................................................12
         Section 6.10.     Appearance as a Witness...............................................................12
         Section 6.11.     Indemnification of Employees and Agents...............................................12

ARTICLE VII       OFFICES........................................................................................13
         Section 7.1.      Registered Office and Agent...........................................................13
         Section 7.2.      Other Offices.........................................................................13

ARTICLE VIII GENERAL PROVISIONS..................................................................................13
         Section 8.1.      Dividends.............................................................................13
         Section 8.2.      Reserves..............................................................................13
         Section 8.3.      Execution of Instruments..............................................................13
         Section 8.4.      Deposits..............................................................................13
         Section 8.5.      Checks................................................................................13
         Section 8.6.      Sale, Transfer, etc...................................................................13

         Section 8.7.      Voting as Stockholder.................................................................14

         Section 8.8.      Fiscal Year...........................................................................14
         Section 8.9.      Seal..................................................................................14
         Section 8.10.     Books and Records; Inspection.........................................................14

ARTICLE IX AMENDMENT OF BYLAWS...................................................................................14
         Section 9.1.      Amendment.............................................................................14

ARTICLE X CONSTRUCTION...........................................................................................14
         Section 10.1.     Construction..........................................................................14



                                      -ii-


                           RHEOMETRIC SCIENTIFIC, INC.

                            (a Delaware corporation)

                                     BYLAWS


                     As adopted on June __, 2000




                                    ARTICLE I

                                  STOCKHOLDERS

         Section 1.1. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of such other business as properly may come before such meeting, including, without limitation, for the purpose of the delivery of an annual report of the Board of Directors, shall be held at such place, within or without the State of Delaware, such date, and such time as designated by the Board of Directors and set forth in the notice or waiver of notice of the meeting.

         Section 1.2. Special Meetings. Special meetings of the stockholders for any proper purpose or purposes may be called at any time by the Board of Directors or the Chief Executive Officer. A special meeting shall be called by the Chief Executive Officer or by the Chairman or Vice Chairman of the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. Only business within the purpose or purposes described in the notice or waiver thereof required by these Bylaws may be conducted at a special meeting of the stockholders. No stockholder shall have the power to require that a meeting of the stockholders be held or that any matter be voted on by the stockholders.

         Section 1.3. Notice of Meetings; Waiver.

              (a) Written or printed notice of the place, date and hour of the meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days prior to the meeting, either personally or by mail, by or at the direction of the Board of Directors or person calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been delivered to a stockholder on the third day after it is deposited in the United States mail, postage prepaid, addressed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law or otherwise by these Bylaws.

              (b) No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 1.4. Quorum. Except as otherwise required by law or by the Certificate of Incorporation, a quorum shall be present at a meeting of stockholders if the holders of record of more than 50% of the then outstanding shares entitled to vote at a meeting of the stockholders are represented at the meeting in person or by proxy.

         Section 1.5. Voting. If, pursuant to Section 5.5 of these Bylaws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his or her name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation or by these Bylaws, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

         Section 1.6. Voting by Ballot. No vote of the stockholders need be taken by written ballot unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

         Section 1.7. Adjournment. The chairman of the meeting or the holders of record of more than 50% of the then outstanding shares entitled to vote at a meeting of the stockholders shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting, provided that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.5 of these Bylaws, a notice of the adjourned meeting, conforming to the requirements of
Section 1.3 of these Bylaws, shall be given to each stockholder of record entitled to vote at such meeting. If such meeting is adjourned by the stockholders, the resumption of such meeting shall occur at such time and place as shall be determined by a vote of the holders of record of more than 50% of the then outstanding shares entitled to vote at such meeting of the stockholders. Upon the resumption of such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called.

         Section 1.8. Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may vote in person or may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy executed in writing by the stockholder. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature or photographic, photostatic, or similar reproduction or by transmitting or authorizing the transmission of a telegram, telex, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         Section 1.9. Inspectors of Elections. Preceding any meeting of the stockholders, the Board of Directors shall appoint one or more persons to act as Inspectors of Elections, and may designate one or more alternate inspectors. In the event no inspector or alternate is able to act, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall:

              (a) ascertain the number of shares outstanding and the voting power of each,

              (b) determine the shares represented at a meeting and the validity of proxies and ballots, count all votes and ballots,

              (c) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

              (d) certify his or her determination of the number of shares represented at the meeting, and his or her count of all votes and ballots.

         The inspector may appoint or retain other persons or entities to assist in the performance of the duties of inspector.

         When determining the shares represented and the validity of proxies and ballots, the inspector shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 1.8 of these Bylaws, ballots and the regular books and records of the Corporation. The inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers or their nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspector considers other reliable information as outlined in this section, the inspector, at the time of his or her certification pursuant to (e) of this section, shall specify the precise information considered, the person or persons from whom the information was obtained, when this information was obtained, the means by which the information was obtained, and the basis for the inspector's belief that such information is accurate and reliable.

         Section 1.10. Opening and Closing of Polls. The date and time for the opening and the closing of the polls for each matter to be voted upon at a stockholder meeting shall be announced at the meeting. The inspector of the election shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless the Court of Chancery upon application by a stockholder shall determine otherwise.

         Section 1.11. Stockholder Action by Written Consent. Unless otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, any action required to be taken at any meeting of stockholders, or any action which may be taken at any meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE II

                               BOARD OF DIRECTORS

         Section 2.1. General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these Bylaws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation and may make all decisions and take all actions for the Corporation. The powers of the Corporation which may be exercised by the Directors without the approval of the stockholders shall include, without limitation, the power to purchase, hold and sell investments; to borrow and loan funds and provide guarantees of the obligations of others; and to acquire other companies in the ordinary course of business.

         Section 2.2. Number and Term of Office. The number of Directors shall be seven (7) or such other number as may be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the entire Board of Directors, but shall consist of not less than three (3) Directors nor more than fifteen
(15) Directors. Each Director shall hold office for the term for which he is appointed or elected and until his or her successor has been duly elected and qualified, or until his or her earlier death, insanity, retirement, resignation or removal. Directors need not be residents of the State of Delaware.

         Section 2.3. Election of Directors. Except as otherwise provided in Sections 2.11 and 2.12 of these Bylaws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

         Section 2.4. Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings, provided that such meetings shall be held no less frequently than quarterly. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means to each Director who shall not have been present at the meeting at which such action was taken, addressed to him or her at his or her usual place of business, or shall be delivered to him or her personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to, or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

         Section 2.5. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by any Director, date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on at least forty-eight hours' notice to each other Director, if notice is given to each Director personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, or on five days' notice from the official date of deposit in the mail if notice is mailed to each Director, addressed to him or her at his or her usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or provided for by the Certificate of Incorporation.

         Section 2.6. Quorum; Voting. Unless otherwise required by law or provided in the Certificate of Incorporation, at all meetings of the Board of Directors, the presence of a majority of the total number of Directors then in office shall constitute a quorum for the transaction of business of the Directors. Except as otherwise required by law, or except as provided herein or in the Certificate of Incorporation, the act or vote of a majority of the total number of Directors then in office shall be the act of the Board of Directors. A Director who is present at a meeting of the Directors at which action on any matter of the Corporation is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

         Section 2.7. Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.5 of these Bylaws shall be given to each Director.

         Section 2.8. Action Without a Meeting. Any action permitted or required by law, the Certificate of Incorporation, or these Bylaws to be taken at a meeting of the Directors or of any committee designated by the Directors may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by all the Directors or members of such committee, as the case may be, provided that the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Board of Directors or any such committee, as the case may be. Subject to the requirements of law, the Certificate of Incorporation, or these Bylaws for notice of meetings, Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of the Board of Directors or any committee of Directors, as the case may be, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 2.9. Regulations; Manner of Acting. Meetings of the Board of Directors may be held at such place or places as shall be determined from time to time by resolution of the Directors. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by resolution of the Directors to the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws. The Board of Directors may adopt such other rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

         Section 2.10. Resignations. Any Director may resign at any time. Such resignation shall be made in writing, signed by such Director, to the Corporation and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the remaining Directors. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

         Section 2.11. Removal of Directors. Except as otherwise provided by law or the Certificate of Incorporation, any Director may be removed at any time, with or without cause, upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of Directors at any meeting of such stockholders, including meetings called expressly for that purpose, and at which a quorum of stockholders is present. Subject to the rights of the holders of any series of preferred stock of the Corporation, any vacancy in the Board of Directors caused by any such removal shall be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed.

         Section 2.12. Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of preferred stock of the Company and except as provided in Section 2.11, if any vacancies occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act and such vacancies and newly created Directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created Directorship shall hold office until the next election of the class of Directors for which such Director has been chosen and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal.

         Section 2.13. Compensation. Directors may receive such sums for their services and expenses as may be directed by resolution of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for their services and expenses.

         Section 2.14. Reliance on Accounts and Reports, etc. A Director, or a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the Director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                   ARTICLE III

                   COMMITTEES OF DIRECTORS AND ADVISORY BOARD

         Section 3.1. Committees of Directors. The Board of Directors may designate one or more committees, each such committee to consist of one or more Directors, as fixed from time to time by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such committee, who may replace any absent or disqualified member or members at any meeting of such committee. Thereafter, members (and alternate members, if any) of each such committee may be designated at the annual meeting of the Board of Directors. Any such committee may be dissolved or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

         Section 3.2. Proceedings. Any such committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Any such committee shall keep regular minutes of its meetings and report the same to the Board of Directors at the next meeting of the Board following such committee meeting, except that when the Board meeting is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the Board of Directors at its second meeting following such committee meeting.

         Section 3.3. Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such committee, at all meetings of any committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such committee. Any action required or permitted to be taken at any meeting of any such committee may be taken without a meeting if all members of such committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the committee. The members of any such committee shall act only as a committee, and the individual members of such committee shall have no power as such.

         Section 3.4. Action by Telephonic Communications. Members of any committee designated by the Board of Directors may participate in a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

         Section 3.5. Absent or Disqualified Members. In the absence or disqualification of a member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Section 3.6. Resignations. Any member (and any alternate member) of any committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

         Section 3.7. Removal. Any member (and any alternate member) of any committee may be removed from his or her position as a member (or alternate member, as the case may be) of such committee at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

         Section 3.8. Vacancies. If any vacancy shall occur in any committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

         Section 3.9. Advisory Board. The Board of Directors may, in their sole discretion, form and appoint persons to an advisory board of the Corporation (the "Advisory Board") and pay compensation to persons serving on the Advisory Board. The sole purpose of the Advisory Board shall be to advise the Board of Directors and the Advisory Board shall have no other powers.

                                   ARTICLE IV

                                    OFFICERS

         Section 4.1. Number. The officers of the Corporation shall be designated by the Board of Directors and shall include such officers as the Directors may from time to time determine, which officers may (but need not) include a Chairman of the Board, a Vice Chairman of the Board, a President, one or more Vice Presidents (and in case of each such Vice President, with such descriptive title, if any, as the Directors shall deem appropriate), a Secretary, an Assistant Secretary, and a Treasurer. The Board of Directors also may elect one or more other officers as the Board of Directors may determine. Any number of offices may be held by the same person. No officer need be a Director of the Corporation.

         Section 4.2. Election. Officers shall be chosen in such manner and shall hold their offices for such terms as determined by the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified in his stead, or until his or her earlier death, resignation, retirement, disqualification, or removal from office.

         Section 4.3. Compensation. The Corporation shall have the authority to pay and provide compensation and other benefits to its officers and employees. The compensation and benefits of all officers of the Corporation shall be fixed from time to time by the Board of Directors, unless otherwise delegated by the Board of Directors to a particular committee or officer.

         Section 4.4. Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors or by the President, if such powers of removal have been conferred by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Designation of an officer shall not itself create contract rights. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors. The Board of Directors may abolish any office at any time unless prohibited by law or statute.

         Section 4.5. Authority and Duties of Officers. In addition to any specifically enumerated duties, services, and powers, the officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified by law or statute, by the Certificate of Incorporation, and by these Bylaws, or as the Board of Directors may from time to time determine or as may be assigned to such officers by any competent superior officer. The Board of Directors may also at any time limit or circumvent the enumerated duties, services and powers of any officer. In addition to the designation of officers and the enumeration of their respective duties, services and powers, the Board of Directors may grant powers of attorneys to individuals to act as agent for or on behalf of the Corporation, to do any act which would be binding on the Corporation, to incur any expenditures on behalf of or for the Corporation, or to execute, deliver and perform any agreements, acts, transactions or other matters on behalf of the Corporation. Such powers of attorney may be revoked or modified as deemed necessary by the Board of Directors.

         Section 4.6. Chairman of the Board. The Chairman of the Board shall, if one is designated by the Board of Directors and if present, preside at all meetings of the stockholders and of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors. He shall assist the Directors in the formulation of the policies of the Corporation, and shall be available to other officers for consultation and advice.

         Section 4.7. Vice Chairman of the Board. The Vice Chairman of the Board, if one is designated by the Board of Directors, shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors.

         Section 4.8. President. The President, if one is designated by the Board of Directors, shall be the Chief Executive Officer of the Corporation and shall have day-to-day supervision of the affairs of the Corporation, such powers and duties subject at all times to the authority of the Board of Directors. In the absence or disability of the Chairman of the Board and the Vice Chairman of the Board, the President shall exercise the powers and perform the duties of the Chairman of the Board.

         Section 4.9. Vice Presidents. Each Vice President that is designated by the Board of Directors shall generally assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President or the Board of Directors.

         Section 4.10. Secretary. The Secretary, if one is designated by the Board of Directors, shall have the following powers and duties:

              (a) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

              (b) He or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law.

              (c) Whenever any committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such committee.

              (d) He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed he or she may attest the same.

              (e) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these Bylaws.

              (f) He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

              (g) He or she shall sign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

              (h) He or she shall perform, in general, all duties incident to the office of Secretary and such other duties as may be specified in these Bylaws or as may be assigned to him or her from time to time by the Board of Directors or the President.

         Section 4.11. Assistant Secretary. The Assistant Secretary, if one is designated by the Board of Directors, shall generally assist the Secretary.

         Section 4.12. Treasurer. The Treasurer, if one is designated by the Board of Directors, shall be the chief accounting and financial officer of the Corporation and have custody of all the funds, securities and other valuables of the Corporation which may have or shall come into his or her hands. The Treasurer shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Corporation and shall have such powers and perform such duties as may be prescribed by the President, the Board of Directors or elsewhere in these Bylaws.

         Section 4.13. Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to the President the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause.

         Section 4.12. Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his or her duties, in such amount and of such character as may be determined from time to time by the Board of Directors.

                                    ARTICLE V

                                  CAPITAL STOCK

         Section 5.1. Certificates of Stock, Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws.

         Section 5.2. Signatures; Facsimile. All of such signatures on the certificate referred to in Section 5.1 of these Bylaws may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 5.3. Lost, Stolen or Destroyed Certificates. The Corporation may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Corporation of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Corporation may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

         Section 5.4. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the Delaware General Corporation Law. Subject to the provisions of the Certificate of Incorporation and these Bylaws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

         Section 5.5. Record Date. In order to determine the stockholders entitled to notice of, or entitled to vote at, any meeting of stockholders or any adjournment thereof, the Board of Directors may fix in advance a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or entitled to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 5.6. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

         Section 5.7. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative, arbitrative, or investigative, or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, limited liability company, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, provided that he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful. The indemnification provided in this Article VI could involve indemnification for negligence or under theories of strict liability. In the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) the indemnification of a Director or officer shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing, but subject to Section 6.5 of these Bylaws, the Corporation shall not be obligated to indemnify a Director or officer of the Corporation in respect of a Proceeding (or part thereof) instituted by such Director or officer, unless such Proceeding (or part thereof) has been authorized by the Board of Directors.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         The rights granted pursuant to this Article VI shall be deemed contract rights. No amendment, modification or repeal of this Article VI shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings arising prior to any such amendment, modification or repeal.

         Section 6.2. Successful Defense. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in

Section 6.1 of these Bylaws or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

         Section 6.3. Determination that Indemnification is Proper. Any indemnification of a Director or officer of the Corporation under Section 6.1 of these Bylaws (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the Director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.1 of these Bylaws. Any such determination shall be made (1) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or
(2) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

         Section 6.4. Advance Payment of Expenses. The right to indemnification conferred in this Article VI shall include the right to be paid or reimbursed by the Corporation the reasonable expenses incurred by a person of the type entitled to be indemnified under Sections 6.1, 6.2, and 6.3 who was, is, or is threatened to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of a written affirmation by such Director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification under this Article VI and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article VI or otherwise. The Board of Directors may authorize the Corporation's counsel to represent such Director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         Section 6.5. Procedure for Indemnification of Directors and Officers. Any indemnification of a Director or officer of the Corporation under Sections 6.1, 6.2, and 6.3 of these Bylaws, or advance of costs, charges and expenses to a Director or officer under Section 6.4 of these Bylaws, shall be made promptly, and in any event within thirty days, upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty days, the right to indemnification or advances as granted by this Article shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.4 of these Bylaws where the required undertaking, if any, has been received by or tendered to the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.1 of these Bylaws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.1 of these Bylaws, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to such action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 6.6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each Director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such Director, officer, employee or agent.

         The indemnification and the advancement and payment of expenses provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, common or statutory law, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 6.7. Insurance. The Corporation shall purchase and maintain insurance, at its expense, to protect the Corporation and any person who is or was or has agreed to become a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, limited liability company, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise against any expense, liability, or loss asserted against him or her or incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

         Section 6.8. Severability. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each Director or officer or any other person indemnified pursuant to this Article VI as to costs, charges and expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.

         Section 6.9. Limitation on Liability. No Director or officer shall be personally liable, as such, for any action taken or omitted from being taken unless: (i) such Director or officer breached or failed to perform the duties of his office; and (ii) the breach or failure to perform constituted recklessness, self-dealing or willful misconduct. The foregoing shall not apply to any responsibility or liability under a criminal statute or liability for the payment of taxes under Federal, state, or local law.

         Section 6.10. Appearance as a Witness. Notwithstanding any other provision of this Article VI, the Corporation shall pay or reimburse expenses incurred by a Director or officer in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

         Section 6.11. Indemnification of Employees and Agents. The Corporation, by adoption of a resolution of the Board of Directors, may indemnify and advance expenses to an employee or agent of the Corporation to the same extent and subject to the same conditions under which it may indemnify and advance expenses to Directors and officers under this Article VI; and, the Corporation may indemnify and advance expenses to persons who are not or were not Directors, officers, employees or agents of the Corporation but who are or were serving at the request of the Corporation as director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, limited liability company, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as such a person to the same extent that it may indemnify and advance expenses to Directors and officers of the Corporation under this Article VI.

                                   ARTICLE VII

                                     OFFICES

         Section 7.1. Registered Office and Agent. The registered agent and office of the Corporation in the State of Delaware shall be The Corporation Trust Company, located at 1209 Orange Street, in the City of Wilmington, County of New Castle (19801) or such other agent and office (which need not be a place of business of the company) as the Board of Directors may designate from time to time in the manner provided by law.

         Section 7.2. Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 8.1. Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

         Section 8.2. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

         Section 8.3. Execution of Instruments. The President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

         Section 8.4. Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositories as may be determined by the Board of Directors or the President, or by such officers or agents as may be authorized by the Board of Directors or the President to make such determination.

         Section 8.5. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the President from time to time may determine.

         Section 8.6. Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors or by the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

         Section 8.7. Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

         Section 8.8. Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on December 31.

         Section 8.9. Seal. The seal of the Corporation shall be circular in form, and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware." The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

         Section 8.10. Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

                                   ARTICLE IX

                               AMENDMENT OF BYLAWS

         Section 9.1. Amendment. Subject to any express provision in the Certificate of Incorporation to the contrary, these Bylaws may be amended, altered or repealed:

              (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board of Directors without the assent or vote of the stockholders of the Corporation if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

              (b) at any regular or special meeting of the stockholders upon the affirmative vote of not less a majority of the holders of the combined voting power of the outstanding shares of the Corporation entitled to vote generally in the election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

                                    ARTICLE X

                                  CONSTRUCTION

         Section 10.1. Construction. In the event of any conflict between the provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

                                                                        ANNEX IV


                       NEW JERSEY BUSINESS CORPORATION ACT

                        TITLE 14A. CORPORATIONS, GENERAL

                  CHAPTER 11. RIGHTS OF DISSENTING SHAREHOLDERS

14A:11-1. Right Of Shareholders To Dissent.

     (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

          (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

               (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

                    (A) of a class or  series  which  is  listed  on a  national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

                    (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

               (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);
          or

          (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent.

               (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

               (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

                    (A) cash; or

                    (B) shares,  obligations  or other  securities  which,  upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

                    (C) cash and such securities; or

               (iii) from a sale pursuant to an order of a court having jurisdiction.

     (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

     (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

     (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

14A:11-2. Notice of Dissent; Demand for Payment; Endorsement of Certificates.

     (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraphs 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

     (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

     (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

     (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

     (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

     (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

     (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

14A:11-3.  "Dissenting  Shareholder"  Defined;  Date for  Determination  of Fair
Value.

     (1) shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

     (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

     (3) "Fair value" as used in this Chapter shall be determined

               (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

               (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

               (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

          In  all  cases,   "fair  value"  shall  exclude  any  appreciation  or
depreciation resulting from the proposed action.

14A:11-4. Termination of Right of Shareholder to be Paid the Fair Value of His Shares.

     (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

               (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

               (b) his demand for payment is withdrawn with the written consent of the corporation;

               (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

               (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

               (e) the proposed corporate action is abandoned or rescinded; or

               (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

     (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5.  Rights of Dissenting Shareholder.

     (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

     (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6.  Determination of Fair Value by Agreement.

     (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

     (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

14A:11-7. Procedure on Failure to Agree Upon Fair Value; Commencement of Action to Determine Fair Value.

     (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

     (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8. Action to Determine Fair Value; Jurisdiction of Court; Appointment of Appraiser.

          In any action to determine  the fair value of shares  pursuant to this
Chapter:

               (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

               (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

               (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

               (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9. Judgment in Action to Determine Fair Value.

     (1) A judgment for the payment of the fair value of shares shall be payable
upon  surrender  to  the   corporation  of  the   certificate  or   certificates
representing such shares.

     (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10.  Costs and Expenses of Action.

          The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

14A:11-11.  Disposition of Shares Acquired by Corporation.

     (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

     (2) (Deleted by amendment, P.L.1995, c.279.)

     (3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

                                                                        ANNEX V


                           RHEOMETRIC SCIENTIFIC, INC.

                             2000 STOCK OPTION PLAN

SECTION 1. Purpose

           The purpose of the Rheometric Scientific, Inc. 2000 Stock Option Plan (the "Plan) is to attract and retain key employees and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company,

SECTION 2. Definitions

           "Affiliate" means any business entity in which the company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Board or the Committee.

           "Award" means any Option awarded under the Plan.

           "Board" means the Board of Directors of the Company.

           "Change in Control" means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the principal purpose is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger; or (vi) a change in control of a nature that would be required to be reported in response to Item 6(a) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor provision thereto, whether or not the Company is then subject to such reporting requirements.

           "Company" means Rheometric Scientific, Inc.

           "Code" means Internal Revenue Code of 1986, as amended from, time to time.

           "Committee" means the Committee appointed by the Board in accordance with Section 3 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

           "Common Stock" or "Stock" means the Common Stock of the Company.

           "Consultant" means any independent contractor retained to perform services for the Company.

           "Continuous Employment" means the absence of any interruption or termination of service as an Employee, Director or Consultant by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

           "Covered Employee" means any individual whose compensation is subject to the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

           "Director" means a director of the Company.

           "Designated Beneficiary" means the beneficiary designated by a Participant in a manner determined by the Board or the Committee, to receive amounts due or exercise rights of the Participant in the event of the
Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

           "Effective Date" means the date on which the Plan is initially approved by the stockholders in accordance with Section 8(c) of the Plan.

           "Employee" means any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.


           "Fair Market Value" means (i) the closing price of a Share on the principal exchange on which the Shares are traded, or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price of the Nasdaq National Market or such successor quotation system, (iii) the closing price of a Share as most recently reported on an inter-dealer quotation system through which shares are traded (which in the case of the grant of an Option, shall be the closing price determined under clause (i), (ii) or (iii) on the last trading day prior to the Grant Date), or (iv) if the Shares are not traded as described in (i), (ii) or
(iii), the fair market value of a Share as determined by the Company's Board of Directors in good faith, based upon such factors as they deem relevant. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time. Such determination shall be conclusive and binding on all persons.

           "Grant Date" means, with respect to an Option, the date that the Option is granted by the Committee.

           "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

           "Non-Employee Director" means a Director of the Company who qualifies as a Non-Employee Director as such term is defined in Section 240.16b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the "General Rules and Regulations").

           "Non-qualified Stock Option" means an option to purchase shares of Common Stock under Section 6 that is not intended to be an Incentive Stock Option.

           "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

           "Optionee" means an Employee or Consultant who receives an Option.

           "Option Agreement" means a written agreement between the Company and the Optionee, or a written certificate of the Company containing and confirming the terms of an Award.

           "Outside Director" means a Director of the Company who qualifies as an Outside Director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

           "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

           "Participant" means a person selected by the Board or the Committee to receive an Award under the Plan.

           "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

                  "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, or any successor.

                  "Section 162(m) Effective Date" means the first date as of which the limitations on the tax deductibility of certain compensation provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

           "Share" means a share of the Common Stock subject to an Option, as adjusted in accordance with Section 13 of the Plan.

           "Subsidiary"  means  a  "subsidiary  corporation",   whether  now  or
hereafter existing, as defined in Section 424(f) of the Code.

           "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or an Affiliate.

SECTION 3. Administration

     (a) The Plan shall be administered by the Board or the Committee. The Board or the Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board's or the Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Board or the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board or the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant.

     (b) Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to him/herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the grant of an Option to him or her.

           The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (c) The Plan shall be administered either by (i) the full Board; or (ii) a Committee of two (2) or more Directors, each of whom is a Non-Employee Director. The Board shall take all action necessary to administer the Plan so that all transactions involving Options and Shares issued pursuant to the Plan shall be exempt from Section 16(b) of the Exchange Act in accordance with the then effective provisions of Section 240-16b-3 et. seq. of the General Rules and Regulations; provided that any amendment to the Plan required for compliance with such provision shall be made consistent with the provisions of Section 8(d) of the Plan and the General Rules and Regulations.

     (d) Notwithstanding subsection (b) and (c) above, after the Section 162(m) Effective Date, the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors.

SECTION 4. Eligibility

           All employees, and in the case of Awards other than Incentive Stock Options, Consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than any person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

SECTION 5. Stock Available for Awards

     (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 1,000,000 shares of Common Stock. If any Award in respect to shares of Common Stock expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board or the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price with respect to any of the foregoing, and if considered appropriate, the Board or the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c) The maximum number of Shares of Common Stock subject to Options that may be granted to any Participant in the aggregate in any fiscal year of the Company shall not exceed 100,000, subject to adjustment under subsection (b).

SECTION 6. Stock Options

     (a) Subject to the provision of the Plan, the Board or the Committee may award Incentive Stock Options and Non-qualified Stock Options and determine the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

     (b) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-quarter of the Option Shares at the end of each calendar year after the Grant Date until all of the Optioned Shares have vested, subject to the Optionee's Continuous Employment. An Option may not be exercised for fractional shares or for less than one hundred (100) Shares unless that is all the shares covered by the Option.

     (c) The Board or the Committee shall establish the option price at the time each Option is awarded, which price shall be not less than 100% of the Fair Market Value of the Common Stock on the Grant Date in the case of Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date in the case of Non-qualified Stock Options.

     (d) After the Section 162(m) Effective Date, the exercise price of any Option granted to a Covered Employee shall be at least equal to the Fair Market Value of the Shares on the Grant Date.

     (e) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board or the Committee may specify in the applicable Award or thereafter. The Board or the Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (f) Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the Grant Date. The term of the Option shall be set forth in the Option Agreement. No Option shall be exercisable after the expiration of ten (10) years from the Grant Date, provided that no Incentive Stock Option granted to an Employee who, at the date such Option is granted owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five (5) years from the Grant Date.

     (g) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be in whole or part in cash or, to the extent permitted by the Board or the Committee at or after the award of an Option, as provided in the relevant Option Agreement, upon the delivery of Shares of Common Stock owned by the Optionee, or such other lawful consideration as the Board or the Committee may determine.

     (h) The consideration to be paid for the Optioned Shares shall be payment in cash or by personal check, cashier's check, certified check or wire transfer, unless payment in some other manner shall be approved by the Board of Directors, including by promissory note, other shares of the Company's Common stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted by law. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     (i) If an Optionee is permitted to exercise an Option by delivering Shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of stock options) having a Fair Market Value equal to the Option price; or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at the Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder. Any exercise of an Option by a Section 16 Person shall comply with the relevant requirements of Section 240.16b-1 et seq. of the General Rules and Regulations.

     (j) The Board or the Committee may provide for the automatic award of an Option upon the delivery of Shares to the Company in payment of an Option for up to the number of shares so delivered.

     (k) If an Optionee shall cease to be an Employee or Consultant for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee and set forth in the Option Agreement) after the date of Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period.

     (l) If an Optionee shall cease to be an Employee or Consultant due to permanent disability, and such Optionee was in Continuous Employment as an Employee or Consultant from the Grant Date until the Date of Termination of Service, the Option may be exercised at any time within twelve (12) months following the date of Termination of Service (or such other period of time as is determined by the Committee and set forth in the Option Agreement), but only to the extent of the accrued right to exercise at the time of Termination of Service subject to the condition that no Option shall be exercised after the expiration of the Option period.

     (m) In the event of the death during the Option period of an Optionee who is at the time of his or her death an Employee or Consultant and who was in Continuous Employment as such from the Grant Date until the date of death, the Option may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Committee and set forth in the Option Agreement) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no Option shall be exercised after the expiration of the Option period.

SECTION 7. General Provisions Applicable to Awards

     (a) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule l6b-3 under Section 16(b), any Option issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

     (b) Documentation. Each Award under the Plan shall be evidenced by an Option Agreement specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board or the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (c) Board or Committee Discretion. Each type of Award may be made alone or in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board or the Committee need not treat Participants uniformly, except as otherwise provided by the Plan or a particular Award. Any determination with respect to an Award may be made by the Board or the Committee at the time of Award or at any time thereafter.

     (d) Conditions upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and, if required by the Board or Committee, shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (e) Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect to the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     (f) Change in Control. In order to preserve a Participant's right under an Award in the event of a Change in Control of the Company, the Board or the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that would have been received upon the exercise or realization of the Award had the Award been currently exercisable and available for sale, (iii) adjust the terms of the Award in a manner determined by the Board or the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board or the Committee may consider equitable and in the best interests of the Company.

     (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board or the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's or the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the participant.

     (h) Amendment of Award. The Board or the Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise, accelerating or waiving the vesting schedule and converting an Incentive Stock Option to a Non-qualified Stock Option, provided that the Participant's consent to such action shall be required unless the Board or the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 8. Miscellaneous

     (a) No Right To Employment. No persons shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or engagement by the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a Stockholder with respect to any shares of Common Stock to be distributed or acquired under the Plan until he or she becomes the holder thereof.

     (c) Effective Date. Subject to the approval of the Stockholders of the Company, the Plan shall be effective on the date the Plan is approved by a vote of the Stockholders. Awards may be made before, but expressly subject to, such approval.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without Stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b).

     (e) Governing Law. The provisions of the Plan shall be governed and interpreted in accordance with the laws of the State of Delaware.

                                                                      PROXY CARD


                           RHEOMETRIC SCIENTIFIC, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of RHEOMETRIC SCIENTIFIC, INC. (the "Company"), a New Jersey corporation, does hereby constitute and appoint Robert M. Castello, Merrick G. Andlinger and
Joseph Musanti, or any one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey 08854, on May 31, 2000 at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the "Annual Meeting"), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5 AND 6.

Please mark your vote as indicated in this example [X]

ITEM 1.  ELECTION OF DIRECTORS        VOTE FOR ALL*      WITHHELD FOR ALL
                                         [     ]             [     ]
Nominees:
                  Robert M. Castello        Merrick G. Andlinger
                  Mark F. Callaghan         Richard J. Giacco
                  David R. Smith            Robert K. Prud'homme

* To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:
------------------------------------------------------------------------------


ITEM 2.  PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION
                  FROM NEW JERSEY TO DELAWARE

                                         FOR        AGAINST      ABSTAIN
                                       [     ]      [     ]      [     ]


ITEM 3.  PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK
                                         FOR        AGAINST      ABSTAIN
                                       [     ]      [     ]      [     ]


ITEM 4.  PROPOSAL TO AUTHORIZE AND ISSUE PREFERRED STOCK
                                         FOR        AGAINST      ABSTAIN
                                       [     ]      [     ]      [     ]


ITEM 5.  PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN
                                         FOR        AGAINST      ABSTAIN
                                       [     ]      [     ]      [     ]


ITEM 6.  RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                         FOR        AGAINST      ABSTAIN
                                       [     ]      [     ]      [     ]


ITEM 7.  OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION

IS MADE, SUCH SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, 5 AND 6 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting dated May 11, 2000, the Proxy Statement attached thereto and the Annual Report of the Company for the Fiscal year ended December 31, 1999 forwarded therewith.


                                   Dated: _______________________________, 2000



                                          -------------------------------
                                                     Signature

                                          -------------------------------
                                                     Signature


Please mark, sign and return this Proxy promptly using the enclosed envelope. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.